UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

REHOUSE SPORTSMAN’S WAREHOUSE 2023 Annual Meeting Of Stockholders and Proxy Statement\

SPORTSMAN'S WAREHOUSE

2025 ANNUAL MEETING

of Stockholders and Proxy Statement

Dear Fellow Stockholder:

You are cordially invited to attend the 2025 annual meeting of stockholders (the “Annual Meeting”) of Sportsman’s Warehouse Holdings, Inc., a Delaware corporation (which we refer to as “Sportsman’s Warehouse,” “we” or “us”), that will be held on Wednesday, May 28, 2025, at 8:00 a.m. Mountain Time. We have determined that the Annual Meeting will be a virtual meeting of stockholders conducted via live audiocast on the Internet. You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2025. You will be able to access the meeting using the control number found on your proxy card or voting instruction form, as applicable. You will not be able to attend the Annual Meeting in person. For purposes of attendance at the Annual Meeting, all references in the accompanying Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

Details of the business to be conducted at the Annual Meeting and instructions for how to participate in the Annual Meeting are set forth in the accompanying proxy materials, including the Notice of 2025 Annual Meeting of Stockholders and Proxy Statement. Only stockholders of record and beneficial owners at the close of business on April 3, 2025 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

On or about April 16, 2025, we expect to mail to our stockholders our proxy materials, including the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended February 1, 2025.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote on the matters presented as soon as possible. If you participate in and vote your shares at the Annual Meeting, your proxy will not be used.

Thank you for your continued support and interest in Sportsman’s Warehouse.

Sincerely,

Paul Stone President and Chief Executive Officer April 16, 2025

2025 Proxy Statement

PROXY SUMMARY

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

1475 WEST 9000 SOUTH, SUITE A

WEST JORDAN, UTAH 84088

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON May 28, 2025

Annual Meeting of Stockholders

Date & Time	Location of Meeting	Record Date
May 28, 2025, at 8:00 a.m. Mountain Time	The meeting will be held virtually, via live audiocast at www.virtualshareholdermeeting.com/SPWH2025	Close of business on April 3, 2025

The purposes of the Annual Meeting are to:

Proposal		Board Recommendation
1

Elect the four director nominees named in the accompanying Proxy Statement to serve until the Company’s 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal;

Vote FOR each of the director nominees
2	Approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement;	Vote FOR
3	Ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2026 (fiscal year 2025);	Vote FOR

On or about April 16, 2025, we expect to mail to our stockholders our proxy materials, including the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended February 1, 2025 (“2024 Annual Report”).

You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2025. You will be able to access the meeting using the control number found on your proxy card or voting instruction form, as applicable. The accompanying Proxy Statement provides detailed information about the Annual Meeting. We encourage you to read the Proxy Statement carefully and in its entirety.

The Board of Directors has fixed the close of business on April 3, 2025 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. A list of all stockholders entitled to vote at the Annual Meeting will be available for examination at our principal executive offices at 1475 West 9000 South, Suite A, West Jordan, Utah 84088, for ten days before the Annual Meeting.

Whether or not you plan to be virtually present at the Annual Meeting, we encourage you to submit your proxy or voting instructions as soon possible to instruct how your shares are to be voted at the Annual Meeting and to

2025 Proxy Statement

PROXY SUMMARY

help ensure the presence of a quorum at the Annual Meeting. Voting now via proxy will not limit your right to change your vote or to attend the virtual Annual Meeting.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON MAY 28, 2025

The Proxy Statement and our 2025 Annual Report can be accessed directly at the internet address www.proxyvote.com using the control number located on your proxy card or in the instructions that accompanied your proxy materials.

By order of the Board of Directors,

Jeff White
Chief Financial Officer and Secretary

April 16, 2025

2025 Proxy Statement	2

2025 Proxy Statement	i

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement on Schedule 14A (this “Proxy Statement”) contains forward-looking statements as that term is defined by the Private Securities Litigation Reform Act of 1995. These statements may concern our business, operations and financial performance and condition as well as our plans, objectives and expectations for our business operations and financial performance and condition, which are subject to risks and uncertainties. All statements other than statements of historical fact included in this Proxy Statement are forward-looking statements. These statements may include words such as “aim,” “anticipate,” “assume,” “believe,” “can have,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “likely,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “should,” “target,” “will,” “would” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events or trends. For example, all statements we make relating to our plans and objectives for future operations, growth or initiatives and strategies are forward-looking statements.

These forward-looking statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and our management’s beliefs and assumptions. We derive many of our forward-looking statements from our own operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that predicting the impact of known factors is very difficult, and we cannot anticipate all factors that could affect our actual results.

All of our forward-looking statements are subject to risks and uncertainties that may cause our actual results to differ materially from our expectations. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to:

▪
current and future government regulations, in particular regulations relating to the sale of firearms and ammunition, which may impact the supply and demand for our products and our ability to conduct our business;
▪
our retail-based business model which is impacted by general economic and market conditions and economic, market and financial uncertainties that may cause a decline in consumer spending;
▪
our concentration of stores in the Western United States which makes us susceptible to adverse conditions in this region, and could affect our sales and cause our operating results to suffer;
▪
the highly fragmented and competitive industry in which we operate and the potential for increased competition;
▪
changes in consumer demands, including regional preferences, which we may not be able to identify and respond to in a timely manner;
▪
our entrance into new markets or operations in existing markets, including our plans to open additional stores in future periods, which may not be successful;
▪
our implementation of a plan to reduce expenses in response to adverse macroeconomic conditions, including an increased focus on financial discipline and rigor throughout our organization; and
▪
the impact of general macroeconomic conditions, such as labor shortages, inflation, elevated interest rates, economic slowdowns, and recessions or market corrections.

The above is not a complete list of factors or events that could cause actual results to differ from our expectations, and we cannot predict all of them. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements disclosed under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in our Annual Report on Form 10-K for the year ended February 1, 2025, as such disclosures may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission (the “SEC”), including subsequent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and public communications. You should evaluate all forward-looking statements made in this Proxy Statement and otherwise in the context of these risks and uncertainties.

2025 Proxy Statement	1

Potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on any forward-looking statements we make. These forward-looking statements speak only as of the date of this Proxy Statement and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties and other factors that in many cases are beyond our control. Except as required by law, we undertake no obligation to update or revise any forward-looking statements publicly, whether as a result of new information, future developments or otherwise.

2025 Proxy Statement	2

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

1475 WEST 9000 SOUTH, SUITE A

WEST JORDAN, UTAH 84088

PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sportsman’s Warehouse Holdings, Inc. (the “Board of Directors” or the “Board”) from the holders of shares of our common stock, par value $0.01 per share (our “Common Stock”), for the purposes set forth in this Proxy Statement for our 2025 Annual Meeting of Stockholders (including any adjournments, continuations or postponements thereof, the “Annual Meeting”). The Annual Meeting will be held virtually, via live audiocast at www.virtualshareholdermeeting.com/SPWH2025 on Wednesday, May 28, 2025, at 8:00 a.m. Mountain Time. You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2025.

On or about April 16, 2025, we expect to mail to our stockholders our proxy materials, including the Proxy Statement and our 2024 Annual Report. The Proxy Statement and our 2024 Annual Report can be accessed directly at the internet address www.proxyvote.com using the control number located on your proxy card or in the instructions that accompanied your proxy materials. These materials are also available on our corporate website at investors.sportsmans.com. References to our website in this Proxy Statement are provided for convenience only and the content on our website does not constitute part of this Proxy Statement.

References throughout this Proxy Statement to “Sportsman’s Warehouse,” the “Company,” “we,” “us,” and “our” refer to Sportsman’s Warehouse Holdings, Inc. and its subsidiaries, and references to “Holdings” refer to Sportsman’s Warehouse Holdings, Inc. excluding its subsidiaries. References to (i) “fiscal year 2024” refer to our fiscal year ended February 1, 2025; (ii) “fiscal year 2023” refer to our fiscal year ended February 3, 2024; and (iii) “fiscal year 2022” refer to our fiscal year ended January 28, 2023.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

When and where is the Annual Meeting?

The Annual Meeting will be held virtually on Wednesday, May 28, 2025, at 8:00 a.m. Mountain Time, via live audiocast on the Internet. You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2025. You will be able to access the Annual Meeting using the control number found on your proxy card or voting instruction form, as applicable.

Why is the Company holding the Annual Meeting in a virtual-only meeting format?

We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location. Sportsman’s Warehouse stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person meeting.

What am I being asked to vote on at the Annual Meeting?

At the Annual Meeting, stockholders will act on the following matters:

1.
Election of the four director nominees named in this Proxy Statement to serve until the Company’s 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal;
2.
Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement; and
3.
Ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026 (“fiscal year 2025”).

Stockholders will also be asked to consider and transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

How does the Board recommend that I vote?

The Board recommends that you vote your shares of our Common Stock:

▪
“FOR” each of the four director nominees named in this Proxy Statement;
▪
“FOR” the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the Proxy Statement;
▪
“FOR” the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2025.

Who may vote?

Only holders of record of our Common Stock, at the close of business on the record date for the Annual Meeting, April 3, 2025 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock are entitled to cast one vote for each share held by them on each matter to be voted upon. As of the Record Date, there were 38,287,425 shares of Common Stock issued and outstanding and entitled to vote on the matters presented at the Annual Meeting. Our Common Stock is the only class of securities authorized to vote. Stockholders are not entitled to cumulative voting rights in the election of directors.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What must I do if I want to attend the Annual Meeting?

We will be hosting the Annual Meeting on the Internet via live audiocast. You will not be able to attend the Annual Meeting physically in person. All holders of shares of our Common Stock as of the close of business on the Record Date, including stockholders of record and stockholders who hold our Common Stock through a broker, bank or other nominee, may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2025.

You will need the control number included on your proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you (if you received the proxy materials by email) in order to be able to attend the Annual Meeting. Please note that if you hold your shares in street name, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote your shares at the Annual Meeting.

The Annual Meeting audiocast will begin at 8:00 a.m. Mountain Time. Stockholders may access the Annual Meeting beginning at 7:45 a.m. Mountain Time through www.virtualshareholdermeeting.com/SPWH2025. Stockholders will be able to submit questions by means of the “Ask a Question” field beginning at 7:45 a.m. on the morning of the Annual Meeting and throughout the duration of the meeting. Following the presentation of all proposals at the Annual Meeting, we will answer stockholder-submitted questions pertinent to meeting matters as time permits. Any questions that we are unable to address during the Annual Meeting will be answered on our website at investors.sportsmans.com following the Annual Meeting. If we receive substantially similar questions, we will group the questions together and provide a single response to avoid repetition. We will not answer any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references which are not in good taste.

What happens if I experience technical difficulties during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be provided in the meeting access email that will be sent approximately one hour prior to the Annual Meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority in voting power of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. On the Record Date, there were 38,287,425 shares of Common Stock and no shares of preferred stock outstanding and entitled to vote. Thus, the holders of 19,143,713 shares of Common Stock must be present in person or represented by proxy at the Annual Meeting for a quorum to exist.

How do I vote my shares?

Voting at the Annual Meeting

All holders of shares of our Common Stock as of the close of business on the Record Date, including stockholders of record and stockholders who hold shares of our Common Stock in street name, may attend and vote their shares at the Annual Meeting. See above under “What must I do if I want to attend the Annual Meeting?”

Even if you plan to be virtually present at the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares at the Annual Meeting so that your vote will be counted if you later are unable to attend the Annual Meeting.

Submitting a Proxy or Voting Instructions

▪
Submitting a Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of our Common Stock as a record holder and you are reviewing a printed copy of this Proxy Statement, you may

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

vote by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid envelope, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. If you hold your shares of Common Stock as a record holder and you are viewing this Proxy Statement on the Internet, you may vote by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card previously mailed to you. If you submit a proxy by Internet or telephone, you need not return a written proxy card by mail.
▪
Submitting Voting Instructions for Shares Registered in Street Name. If you hold your shares of our Common Stock in street name, which means your shares are held of record by a broker, bank or nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to provide your voting instructions by telephone. In addition, if you received a printed copy of this Proxy Statement, you may submit your voting instructions by completing, signing and dating the voting instruction form that was included with this Proxy Statement and returning it in the accompanying prepaid envelope. If you provide voting instructions by Internet or telephone, you need not return a written voting instruction form by mail.

What is the deadline for voting my shares if I do not attend the Annual Meeting?

If you are a stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m. Eastern Time on May 27, 2025 in order for your shares to be voted at the Annual Meeting. If you are a stockholder of record and received your proxy materials by mail, and you cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card, your proxy card must be received before the Annual Meeting for your shares to be voted at the Annual Meeting.

If you hold your shares in street name, please comply with the deadlines for voting provided by the broker, bank or other nominee that holds your shares

What vote is required for adoption or approval of each matter to be voted on?

Proposal	Vote Required
Proposal 1: Election of Directors

Each director nominee will be elected at the Annual Meeting if the nominee receives a majority of the votes cast with respect to his or her election (that is, the number of votes cast “For” the nominee must exceed the number of votes cast “Against” the nominee).

Proposal 2: Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers

The affirmative vote of a majority in voting power of the outstanding shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy and entitled to vote on the matter.

Proposal 3: Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2025

The affirmative vote of a majority in voting power of the outstanding shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy and entitled to vote on the matter.

With respect to Proposal 1, our majority voting standard includes a director resignation policy that requires an incumbent director who stands for election to the Board but who fails to receive a majority of the votes cast in an uncontested election of directors to tender his or her resignation to the Secretary of the Company promptly following certification of the election results. In such event, the Board, considering the recommendation of the Nominating and Governance Committee of the Board, must decide whether to accept or reject the resignation and publicly disclose its decision, including the rationale behind any decision to reject the tendered resignation, within 90 days following certification of the election results. The Nominating and Governance Committee and the Board may, in making their

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

recommendation or decision, as applicable, consider any factors and other information that they consider appropriate and relevant.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you properly submit a signed proxy card or submit your proxy by telephone or the Internet, but do not specify how you want to vote your shares on a particular proposal, then the named proxy holders will vote your shares in accordance with the recommendations of the Board on all matters presented in this proxy statement. See above under the heading “How does the Board recommend that I vote?”

In accordance with applicable stock exchange rules, if you hold your shares through a brokerage account and you fail to provide voting instructions to your broker, your broker may generally vote your uninstructed shares of our Common Stock in its discretion on routine matters at a stockholder meeting. However, a broker cannot vote shares of our Common Stock held in street name on non-routine matters unless the broker receives voting instructions from the stockholder. Generally, if a broker exercises this discretion on routine matters at a stockholder meeting, a stockholder’s shares will be voted on the routine matter in the manner directed by the broker, but will constitute a “broker non-vote” on all of the non-routine matters to be presented at the stockholder meeting. Proposal 1 (election of directors) and Proposal 2 (approval, on an advisory basis, of the compensation of the Company’s named executive officers are considered non-routine matters under applicable stock exchange rules). Proposal 3 (ratification of Grant Thornton as our independent registered public accounting firm) is considered a routine matter.

Consequently, if you hold your shares in street name through a brokerage account and do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on Proposal 3, but will not be permitted to vote your shares on Proposals 1 or 2 or on any other business as may properly come before the Annual Meeting. If your broker exercises this discretion on Proposal 3, your shares will be counted as present for determining the presence of a quorum at the Annual Meeting and will be voted on Proposal 3 in the manner directed by your broker, but your shares will constitute broker non-votes on Proposal 1 or 2 at the Annual Meeting.

What are my choices for casting my vote on each matter to be voted on?

Your choices for casting your vote on each proposal to be voted on at the Annual Meeting are as follows:

Proposal	Voting Options	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
Proposal 1: Election of Directors	“For,” “Against,” or “Abstain” with respect to each of the director nominees	None. Not counted as a “vote cast”	No	None. Not counted as a “vote cast.”
Proposal 2: Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	No	None.
Proposal 3: Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2025	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	Yes	Not applicable.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

How will voting on any other business be conducted?

Although the Board does not know of any business to be considered at the Annual Meeting other than the items described in this Proxy Statement, if any other business properly comes before the Annual Meeting, a stockholder’s properly submitted proxy gives authority to the proxy holders to vote on those matters in their discretion.

How can I change or revoke my proxy?

If you are a stockholder of record, you may change or revoke a previously submitted proxy at any time before it is exercised by one of the following methods:

▪
delivering a later dated proxy card;
▪
submitting another proxy by telephone or the Internet (your latest telephone or Internet voting instructions will be followed);
▪
delivering to the Secretary of Sportsman’s Warehouse at our principal executive offices a written notice of revocation prior to the voting of the proxy at the Annual Meeting; or
▪
by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, by itself, revoke your proxy.

Written notices of revocation should be addressed to:

Sportsman’s Warehouse Holdings, Inc.
Attn: Secretary
1475 West 9000 South, Suite A
West Jordan, Utah 84088

Any change to your proxy that is provided by telephone or the Internet must be submitted before the deadlines set forth above under “What is the deadline for voting my shares if I do not attend the Annual Meeting?”

If your shares are held in street name, you must contact your broker, bank or other nominee to find out how to change or revoke your voting instructions.

Who will bear the cost of this proxy solicitation?

We will bear the cost of solicitation of proxies. This includes the charges and expenses of preparing, assembling, and mailing the Proxy Statement and other soliciting materials and the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of our issued and outstanding Common Stock. Proxies will be solicited by mail, and may be solicited personally by directors, officers, or our employees, who will not receive any additional compensation for any such services.

Where can I find the voting results of the Annual Meeting?

Our intention is to announce the preliminary voting results at the Annual Meeting and to publish the final results within four business days after the Annual Meeting on a Current Report on Form 8-K to be filed with the SEC and which we will make available on our website at investors.sportsmans.com under “Financials & Filings”.

What do I do if I receive more than one proxy or set of voting instructions?

If you received more than one proxy card or voting instruction form (if you receive your proxy materials by mail), your shares may be registered in different names or with different addresses or are in more than one account. You must separately vote the shares shown on each proxy card or voting instruction form that you received in order for all of your shares to be voted at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

If I share an address with another stockholder and received only one copy of the proxy materials, how do I obtain an additional copy?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, stockholders of record who have the same address and last name and did not receive their proxy materials electronically will receive only one copy of our proxy materials unless we receive contrary instructions from one or more of such stockholders. Upon oral or written request, we will deliver promptly a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of proxy materials was delivered. If you are a stockholder of record at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of the proxy materials for the Annual Meeting or for our future meetings, or if you are a stockholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request to the Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717, or at 1-866-540-7095. If you are a beneficial stockholder, please contact your bank, broker or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

PROPOSAL 1 ELECTION OF DIRECTORS

Our Board of Directors currently consists of six directors. At our 2023 annual meeting of stockholders, and upon recommendation by the Board, our stockholders voted to begin a phased-in declassification of the Board so that, beginning with our 2024 annual meeting of stockholders, directors are elected for one-year terms as their terms expire. Such phased-in transition is occurring as follows:

▪
The terms of Mr. Becker, Ms. Bejar, Mr. McBee, and Mr. Sansom will expire at the Annual Meeting; and
▪
The terms of Mr. Stone and Ms. Walsh will expire at our 2026 annual meeting of stockholders;

As a result of the declassification of the Board, upon the expiration of the term of a class of directors, directors for that class will be elected for a new one-year term at the annual meeting of stockholders in the year in which their term expires. Each director’s term is subject to the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Subject to any rights applicable to any then outstanding preferred stock, any vacancies on our Board may be filled only by the affirmative vote of a majority of the directors then in office.

The Nominating and Governance Committee of the Board is responsible for reviewing and recommending to the Board from time to time the experience, qualifications, attributes, skills or other criteria desired for directors and director candidates. In considering candidates for nomination or appointment to the Board, the Board considers such factors such as whether the director candidate has relevant expertise upon which to be able to offer advice and guidance to management, has sufficient time to devote to the affairs of the Company, has demonstrated excellence in his or her field, has the ability to exercise sound business judgment and has the commitment to rigorously represent the long-term interests of the Company’s stockholders. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting its assessment, the Board considers a diversity of personal background, perspective skills, experience and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experiences, background and capability. The Nominating and Governance Committee does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating director candidates, and a candidate's background and personal experience, while important, does not necessarily outweigh other attributes or factors the Nominating and Governance Committee considers in evaluating candidates. After the Annual Meeting, assuming the director nominees herein are elected to the Board, two of our six directors will self-identify as female and one director who will self-identify as an “underrepresented minority.” In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.

All of our directors bring to the Board a wealth of executive leadership experience. Below we identify and describe the key experience, qualifications, and skills our directors bring to the Board that are important in light of our businesses and structure. The directors’ experiences, qualifications, and skills that the Board considers in their re-nominations are included in their individual biographies.

Nominees for Election as Directors at this Annual Meeting

Steven Becker, 58 Board Member Director Since: January 2024 SPWH Committees: ▪ Chair of the Compensation Committee ▪ Member of the Nominating and Governance Committee

KEY EXPERIENCE

▪
Served in various roles with Tuesday Morning Corp., including as Chief Executive Officer and a member of the board of directors from December 2015 until May 2021, as Chairman of the Board from July 2012 until September 2015, and as Executive Chairman and head of the Office of the Chairman from September 2015 until December 2015.
▪
Prior to becoming CEO of Tuesday Morning Corp, spent 20 years in the investment management industry with a focus on investing in middle market public companies.
▪
Served as the co-managing partner at Becker Drapkin Management, L.P., whose predecessor, Greenway Capital, he founded in 2005.
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From 1997 to 2004, served as a partner at Special Situations Funds, a New York City based asset manager.
▪
Prior to joining Special Situations Funds, served as a part of the distressed debt and leveraged equities research team at Bankers Trust Securities
▪
Began his career at Manley Fuller Asset Management in New York as a small cap analyst.
▪
Has extensive public company board experience, having served as a director of a variety of public and non-public companies including Hot Topic, Inc., an apparel retailer, PLATO Learning, Inc., an educational software company, Ruby Tuesday, a national restaurant company, Emcore, a semiconductor producer, Fuel Systems Solutions, a manufacturer of alternative energy systems, and Special Diversified Opportunities, a holding company that owns businesses in a variety of industries.

SKILLS AND QUALIFICATIONS

▪
Decades of experience as an investor, board member and executive leader across a variety of industries, including as a chief executive officer and board member in the retail sector.
▪
Bachelor of Arts degree from Middlebury College .
▪
Juris Doctor from the University of Florida.

Steven Sansom, 56 Board Member Director Since: September 2023 SPWH Committees: ▪ Member of the Compensation Committee ▪ Member of the Audit Committee

KEY EXPERIENCE

▪
Has served as the founder and chairman of Steel Grove Capital Advisors and Steel Grove Family Office since September 2001.
▪
Served as founder, principal and member of the board of directors of Center Coast Capital Advisors, an independent investor in United States mid-stream energy infrastructure assets, from November 2007 until February 2018.
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Served as a vice president of Goldman Sachs & Co. between August 1993 and September 2001.
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Served in the Institutional Equity Capital Markets Group at Merrill Lynch Global Capital Markets from August 1991 to September 1993.
▪
Serves currently on the Executive Advisory Board of Brown Brothers Harriman Capital Partners, the middle markets private equity investment group at Brown Brothers Harriman & Co..
▪
Serves currently as a member of several boards of directors, including the advisory board of Viome Life Sciences.

SKILLS AND QUALIFICATIONS

▪
Decades of experience as an investor, board member and executive leader across a variety of industries; service in senior positions at high-growth businesses in the logistics and real estate sectors and capital allocation expertise gained in such roles.
▪
Bachelor's degree in Business from Millsaps College and also attended Harvard Business School's executive education program.

Martha Bejar, 63 Board Member Director Since: February 2019 SPWH Committees: ▪ Chair of the Nominating and Governance Committee ▪ Member of the Audit Committee

KEY EXPERIENCE

▪
Senior Operating Partner at DaGrosa Capital Partners.
▪
Co-Founder Red Bison Advisory Group - provide business advisory services between USA and Asia.
▪
CEO and Director of Unium Inc., a WiFi software solution provider, from March 2017 to March 2018.
▪
CEO and Director at Flow Mobile Inc., a broadband wireless access solution provider, from January 2012 to December 2015.
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Chairperson and CEO of Wipro Infocrossing Cloud Computing Services.
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Corporate Vice President for the Communications Sector at Microsoft Corp.
▪
Has extensive public company board experience, governance, compensation and audit, currently serving as a director of Lumen Technologies, Inc.; CommVault Systems, Inc.; and Quadient S.A. (resigning in June 2025); and previously serving as a director of Polycom Inc.; and Mitel Systems.

SKILLS AND QUALIFICATIONS

▪
Extensive board expertise across governance, compensation, and audit, with a proven track record of oversight and strategic leadership.
▪
Executive leadership experience; technical expertise and extensive experience in the communications, technology industries and governance.
▪
Life Member of Council on Foreign Relations.
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Advanced Management Program degree from Harvard University Business School.
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Bachelor of Science in Industrial Engineering from the University of Miami.
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Master of Business Administration from Nova Southeastern University.

Richard McBee, 61 Chair of the Board Director Since: November 2018 SPWH Committees: ▪ Member of the Compensation Committee

KEY EXPERIENCE

▪
Currently serves as President and Chief Executive Officer of CLEAResult Consulting, Inc., a position he has held since July 2021.
▪
Served as President and Chief Executive Officer of Riverbed Technology from October 2019 to June 2021.
▪
Served as President, Chief Executive Officer and Director of Mitel Networks Corporation (Nasdaq: MITL) from January 2011 to October 2019.
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Served as President of the Communications and Enterprise Group of Danaher Corporation (NYSE: DHR) from 2007 to 2011. He joined Danaher in 2007 as President, Tektronix Communications, following the acquisition by Danaher of Tektronix.
▪
Spent 15 years with Tektronix and held a variety of positions of increasing responsibility, including Senior Vice President and General Manager, Communications Business Unit; Senior Vice President of Worldwide Sales, Service and Marketing; and Vice President of Marketing and Strategic Initiatives.

SKILLS AND QUALIFICATIONS

▪
Strong leadership skills, experience as a Chief Executive Officer and prior experience as Chief Executive Officer of a public company.
▪
Bachelor of Science from the United States Air Force Academy.
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Master of Business Administration from the Chapman School of Business and Economics.

Directors Continuing in Office Until Our 2026 Annual Meeting of Stockholders

Nancy A. Walsh, 64 Board Member Director Since: August 2022 SPWH Committees: ▪ Chair of the Audit Committee ▪ Member of the Compensation Committee

KEY EXPERIENCE

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Chief Financial Officer of Katapult Holdings, Inc. (Nasdaq: KPLT) since December 2022.
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Served as the Executive Vice President and Chief Financial Officer of LL Flooring Holdings, Inc., a specialty retailer of hard-surface floorings, from September 2019 to November 2022.
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Served from January 2018 until April 2019 as Executive Vice President and Chief Financial Officer of Pier 1 Imports, Inc., a home furnishing and decor retailer. Pier 1 Imports, Inc. filed for Chapter 11 bankruptcy protection in February 2020.
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Served from November 2015 until December 2017 as Executive Vice President and Chief Financial Officer of The Bon-Ton Stores, Inc., a department store chain. The Bon-Ton Stores, Inc. filed for Chapter 11 bankruptcy protection in February 2018.
▪
Served in various financial positions, including as Senior Vice President of Finance, with Tapestry, Inc. (NYSE: TPR), formerly known as Coach, Inc., a fashion handbag, leather goods and apparel retailer from March 1999 to December 2013.

SKILLS AND QUALIFICATIONS

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Executive leadership experience; experience as a Chief Financial Officer of multiple public companies.
▪
Bachelor of Science in Zoology from the University of New Hampshire and holds a Master of Business Administration from Northeastern University.

Paul Stone, 55 President and CEO Director Since: November 2023

KEY EXPERIENCE

▪
Served as President and Chief Operating Officer of Hertz Global Holdings, Inc. (Nasdaq: HTZ) from October 2021 to September 2023 after serving as Interim Chief Executive Officer and on the Board of Directors from May 2020 to October 2021.
▪
Additionally served as Hertz's Executive Vice President and Chief Retail Operations Officer for North America from March 2018 to May 2020.
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Served as the Chief Retail Officer of Cabela's Inc., and outdoor outfitter retail company from November 2015 to December 2017.
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Prior to joining Cabela's, Mr. Stone spent 28 years with Sam's Club, a retail warehouse subsidiary of Walmart Inc. in various leadership roles.

SKILLS AND QUALIFICATIONS

▪
Executive leadership experience and over 30 years of experience in the retail industry.

Skills Matrix

Our Nominating and Governance Committee utilizes a skills matrix as part of the Board’s annual evaluation, succession planning, and director nomination process. The goal is to ensure that the Board collectively possesses the relevant skills and backgrounds for effective governance, meaningful strategic planning and strong leadership that enhances financial performance and builds stakeholder value. The following skills matrix shows a summary of the skills and core competencies of our director nominees and continuing directors and should not be considered to be a complete list of each director’s strengths and contributions to the Board.

Skills	McBee	Becker	Bejar	Sansom	Stone	Walsh
Retail / Sporting Goods		X			X	X
E-Commerce / Digital	X				X	X
Supply Chains & Logistics	X				X
Finance / Audit / Risk Management			X	X		X
Board / Public Company Governance	X	X	X			X
M&A / Capital Markets	X	X	X	X		X
Customer / Marketing / Branding			X	X	X	X
Human Capital / Culture	X	X			X
CEO Experience	X	X	X	X	X
Shareholder Communication & Alignment	X	X	X	X	X	X

Skills	Qualifications for the Skill
Retail / Sporting Goods	Experience in multi-location retail, sporting gear, or outdoor products.
E-Commerce / Digital	Expertise in online retail, digital marketing, and omni-channel strategy.
Supply Chains & Logistics	Experience in inventory, sourcing, distribution, and fulfillment.
Finance / Audit / Risk Management

Financial or accounting experience and an understanding of financial reporting, internal controls and compliance, which may include experience as a Chief Financial Officer, a licensed Certified Public Accountant, or a member of an audit committee of another company, and experience overseeing and managing company risk, including experience in information security, data privacy and cybersecurity.

Board / Public Company Governance	Experience as director or officer of a publicly listed company, with knowledge of SEC and Nasdaq regulations.
M&A / Capital Markets	Experience in executing and/or overseeing acquisitions of companies and capital-raising transactions.
Customer / Marketing / Branding	Expertise in customer segmentation, loyalty, and brand positioning.
Human Capital / Culture	Experience in talent development, retention, and leadership alignment, including managing and developing a large workforce, managing compensation, and/or managing other human capital initiatives.
CEO Experience	Strategic executive leadership during periods of growth or disruption, including defining and driving strategic direction and growth and managing the operations of a business or large organization.

Skills	Qualifications for the Skill
Shareholder Communication & Alignment

Experience in aligning shareholder interests with the board’s vision and company performance, including through communication with shareholders to build trust and transparency with regular updates, reports, and meetings.

Nominees for Election

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. Becker, Ms. Bejar, Mr. McBee and Mr. Sansom for election to the Board to serve until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified. Each of the nominees is currently a member of our Board of Directors. The nominees for election have consented to be named in this Proxy Statement and to serve as directors if elected. If any of the nominees are unable or unwilling for good cause to serve as directors if elected (which is not anticipated), the persons who are designated as proxy holders may exercise discretionary authority to vote for a substitute nominee selected by our Board or our Board may reduce the number of directors serving on the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board has developed corporate governance practices to help it fulfill its responsibility to stockholders to oversee the work of management in the conduct of the Company’s business and to seek to serve the long-term interests of stockholders. The Company’s corporate governance practices are memorialized in our Corporate Governance Guidelines which direct our Board’s actions with respect to, among other things, our Board composition and director qualifications, composition of the Board’s standing committees, stockholder communications with the Board, succession planning and the Board’s annual performance evaluation. A current copy of our Corporate Governance Guidelines is available on our website at investors.sportsmans.com.

Annual Board Evaluation

Pursuant to our Corporate Governance Guidelines and the charter of the Nominating and Governance Committee, the Nominating and Governance Committee oversees an annual evaluation of the performance of the Board and each of its committees in order to assess the overall effectiveness of the Board and its committees. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures. The effectiveness of individual directors is considered each year when the directors stand for re-nomination

Director Independence

Our Board has determined that each of Mses. Bejar and Walsh and Messrs. Becker, McBee and Sansom qualify as an “independent director” under Nasdaq Listing Rule 5605(a)(2). Mr. Stone does not currently qualify as an independent director because he is employed as our President and Chief Executive Officer. In addition, our Board previously affirmatively determined that Erica Fortune, Greg Hickey and Philip Williamson qualified as independent directors during the period of fiscal year 2024 that each served on our Board. Each of Ms. Fortune, Mr. Hickey and Mr. Williamson resigned from our Board immediately prior to our 2024 annual meeting on May 30, 2024,

In making its independence determinations, our Board considered the relationships that each of these non-employee directors has with the Company, including the transactions listed below, and all other facts and circumstances our Board deemed relevant in determining their independence. As required under applicable Nasdaq rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Meetings and Attendance

During fiscal year 2024, our Board held eight meetings, the Audit Committee held five meetings, the Compensation Committee held nine meetings and the Nominating and Governance Committee held four meetings. Each of our directors attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which he or she served during fiscal year 2024.

It is the Board’s policy to encourage directors to attend each annual meeting of stockholders, either in person or telephonically. Our Board expects each director to attend the Annual Meeting. All of our then-current directors attended our 2024 annual meeting of stockholders.

Board Leadership and Structure

Our Corporate Governance Guidelines provide that the Board will exercise its discretion in combining or separating the offices of the Chair of the Board and the Chief Executive Officer, based on the Board’s judgment of the best interests of the Company and its stockholders from time to time. The Board recognizes that the roles of Chief Executive Officer and Chair of the Board are distinct. While the Chief Executive Officer is responsible for setting our strategic direction and for our day-to-day leadership and performance, the Chair of the Board provides guidance to the Chief Executive Officer and sets the agenda for, and presides over, meetings of the Board. The Board believes that participation of the Chief Executive Officer as a director, while keeping the roles of Chief Executive Officer and Chair of the Board separate, provides the proper balance between independence and management participation at this time. Mr. Stone currently serves as our Chief Executive Officer and Mr. McBee currently serves as our independent Chair of the Board.

Board’s Role in Risk Oversight

One of the principal functions of our Board is to provide oversight concerning the assessment and management of risk related to our business. The Board is involved in risk oversight through direct decision-making authority with respect to fundamental financial and business strategies and major corporate activities, including material acquisitions and financings, as well as through its oversight of management and the committees of the Board. Management is responsible for identifying the material risks facing the Company, implementing appropriate risk management strategies and ensuring that information with respect to material risks is shared with the Board or the appropriate Board committee. In connection with this responsibility, members of management provide regular reports to the Board regarding business operations and strategic planning, financial planning and budgeting and regulatory matters, including any material risk to the Company relating to such matters.

The Board has delegated oversight for specific areas of risk exposure to committees of the Board as follows:

1.
The Audit Committee is responsible for discussing the Company’s overall risk assessment and risk management policies with management, our internal auditors and our independent registered public accounting firm, as well as the Company’s plans to monitor and control any financial risk exposure. The Audit Committee is also responsible for primary risk oversight related to our financial reporting, accounting and internal controls. In addition, the Audit Committee reviews all related party transactions under Item 404(a) of Regulation S-K, including the risks relating to those transactions impacting the Company. The Audit Committee is also responsible for overseeing the Company's cybersecurity risk management processes, including oversight and mitigation risks from cybersecurity threats.
2.
The Compensation Committee reviews the Company’s incentive compensation arrangements to help ensure that they do not encourage unnecessary risk-taking. See below under “Compensation Risk Assessment.”
3.
The Nominating and Governance Committee reviews corporate governance-related risks impacting the Company, including those related to environmental and social matters.

At each regular meeting of our Board, the chairperson of each committee reports to the full Board regarding the matters reported and discussed at any committee meetings, including any matters relating to risk assessment or risk management. Upon the request of the committees, our Chief Executive Officer and Chief Financial Officer attend meetings of these committees when they are not in executive session, and often report on matters that may not be otherwise addressed at these meetings. Also, at least annually the Board receives an update relating to cybersecurity risks facing the Company and the steps that the Company has taken in order to address these risks. In addition, our directors are encouraged to communicate directly with members of management regarding matters of interest, including matters related to risk, at times when meetings are not being held. Our Board believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure as described under “Board Leadership and Structure” above.

Compensation Risk Assessment

We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to encourage unnecessary or excessive risk taking that could have a material adverse effect on the Company. In addition, the Compensation Committee believes the mix and design of the elements of our executive compensation program do not encourage management to assume unnecessary or excessive risks that could have a material adverse effect on the Company.

Insider Trading Policy

We have an insider trading policy (our “Insider Trading Policy”) and procedures that govern the purchase, sale and other dispositions of our securities by our employees, directors and consultants who are advised by our Chief Financial Officer. We believe the Insider Trading Policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. In addition, it is the Company’s practice to comply with the applicable laws and regulations relating to insider trading. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended February 1, 2025.

Policy on Hedging and Pledging

The Company recognizes that hedging against losses in Company stock is not appropriate or acceptable trading activity for individuals employed by or serving the Company. The Company has incorporated prohibitions on various hedging activities within its insider trading policy, which policy applies to directors, officers and employees. The policy prohibits all directors, officers and employees from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities. The policy also prohibits pledging any Company stock or equity awards as collateral for any margin account, or other form of credit arrangement.

Committees of the Board of Directors

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. All committee members are independent directors and meet the independence requirements under Nasdaq for the applicable committee on which they serve. In addition, each member of the Audit Committee also meets the independence requirements under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and satisfies the additional financial literacy requirements of the Nasdaq rules. Our Board has also determined that each member of the Compensation Committee satisfies the additional independence requirements specific to compensation committee membership under applicable rules of Nasdaq. In making this determination, the Board considered whether the director has a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a member of the Compensation Committee.

The charters of these committees are available on our website at investors.sportsmans.com.

The current composition of each of our three standing committees is set forth below. Mr. Stone, our President and Chief Executive Officer, does not serve on any committees of the Board.

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Steven R. Becker		Chair	X
Martha Bejar	X		Chair
Richard McBee		X
Steven W. Sansom	X	X
Nancy A. Walsh	Chair		X

Audit Committee

Our Audit Committee is responsible for, among other things:

▪
selecting and hiring our independent registered public accounting firm and approving the audit and non-audit services to be performed by our independent registered public accounting firm;
▪
evaluating the qualifications, performance and independence of our independent registered public accounting firm;
▪
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
▪
reviewing the adequacy and effectiveness of our internal control policies and procedures;
▪
preparing the audit committee report required by the SEC to be included in our annual proxy statement;

▪
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm our interim and year-end operating results;
▪
reviewing our exposure to risk and reviewing any significant financial risk exposures facing us and management’s plans to monitor, control and/or minimize such exposures, including cybersecurity risk management processes and mitigation of risks from cybersecurity threats; and
▪
approving related party transactions.

Our Board has determined that Ms. Walsh qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

▪
reviewing and approving the compensation of our executive officers, including annual base salary, annual incentive bonuses, specific performance goals relevant to their compensation, equity compensation, and employment;
▪
reviewing succession planning for our Chief Executive Officer and management;
▪
administering and determining any award grants under our equity incentive plan;
▪
recommending to the Board the compensation of our directors;
▪
preparing any compensation committee report required by the SEC to be included in our annual proxy statement; and
▪
periodically reviewing risks related to our compensation policies and practices.

The Compensation Committee has the power to appoint, from among its members, subcommittees, each of which may have (as determined by the Compensation Committee) the full power of the Compensation Committee; provided, however, that the Compensation Committee shall not delegate to a subcommittee any power or authority required by law, regulation or listing standard to be exercised by the Compensation Committee as a whole. The Compensation Committee has not delegated and has no current intention to delegate any of its authority with respect to determining executive officer compensation to any subcommittee. In determining compensation for executive officers other than the Chief Executive Officer, the Compensation Committee may consider, among other things, the recommendations of the Chief Executive Officer and other officers.

In 2024, our Compensation Committee engaged the services of Frederic W. Cook & Co. (“FW Cook”), a compensation consulting firm, to advise the Compensation Committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compare to the compensation practices of other selected companies. FW Cook does not provide any services to us other than the services provided to the Compensation Committee. The Compensation Committee believes that FW Cook does not have any conflicts of interest in advising the Compensation Committee under applicable SEC rules or Nasdaq listing standards. The Compensation Committee has assessed the independence of FW Cook pursuant to SEC rules and Nasdaq listing standards and concluded that no conflict of interest exists that would prevent FW Cook from independently representing the committee.

Nominating and Governance Committee

Our Nominating and Governance committee is responsible for, among other things:

▪
assesses Board and committee composition, including director independence;
▪
recommends director nominees to the full Board;
▪
oversees onboarding of new directors and ongoing director education;
▪
leads annual evaluations of the Board and its committees;
▪
drives CEO succession planning and annual CEO performance evaluations;
▪
recommends corporate officers for Board approval;
▪
supports the Board’s oversight of risks related to leadership structure and governance;
▪
oversee the development and execution of environmental, social and corporate strategies; and
▪
recommends enhancements to corporate governance principles, policies, and practices.

Director Candidates Recommended by Stockholders

The Nominating and Governance Committee will consider director candidates recommended by stockholders. Properly communicated stockholder-recommended director candidates will be considered in the same manner and using the same criteria as used for any other director candidate. To be properly communicated, stockholders desiring to recommend candidates for consideration by the Nominating and Governance Committee and the Board should submit their recommendation in writing to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South, West Jordan, Utah 84088, no later than the January 1st prior to the next annual meeting of stockholders, together with all information about the stockholder and the candidate that would be required if the stockholder was nominating the candidate for election to the Board. For additional information on such requirements, see “Proposals of Stockholders and Director Nominations for 2026 Annual Meeting.” The Nominating and Governance Committee may request additional information concerning such director candidate as it deems reasonably required to determine the eligibility and qualification of the director candidate to serve as a member of the Board. For a discussion of the factors and other criteria the Nominating and Governance Committee and Board will consider when evaluating a director candidate, see “Proposal 1—Election of Directors.”

Please note that stockholders who wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Nominating and Governance Committee as described above) must deliver written notice to our Secretary as described further under “Proposals of Stockholders and Director Nominations for 2026 Annual Meeting.”

Communications with the Board of Directors

Individuals may contact our entire Board, an individual director, the independent directors as a group, any Board committee or any Chairperson of any Board committee by sending a written communication to the Board, the individual director, the independent directors as a group, any Board Committee or any Chairperson of any Board committee in care of:

Sportsman’s Warehouse Holdings, Inc.

Attn: Secretary

1475 West 9000 South

West Jordan, Utah 84088

Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and should be addressed to the Board, any such individual director, the independent directors as a group, Board committee or Chairperson of any Board committee by either name or title. Each communication will be reviewed by the Company’s Secretary to determine whether it is appropriate for presentation to the directors. Junk mail, job inquiries, business solicitations, or hostile communications will not be presented. In addition, if requested by stockholders, when appropriate, the Lead Independent Director will also be available for consultation and direct communication with stockholders.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics applicable to our employees, directors, and officers. This Code of Conduct and Ethics is applicable to our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The code is available on our website at investors.sportsmans.com. If we ever were to amend or waive any provision that applies to our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, we intend to promptly disclose any such amendments or waivers on our website at investors.sportsmans.com, rather than by filing a Current Report on Form 8-K.

EXECUTIVE OFFICERS OF THE COMPANY

The table below sets forth certain information regarding our executive officers as of the date of this Proxy Statement:

Name	Age	Position
Paul Stone	55	President and Chief Executive Officer
Jeff White	40	Chief Financial Officer and Secretary

See “Proposal 1—Election of Directors—Directors Continuing in Office Until Our 2026 Annual Meeting of Stockholders” for information concerning the business experience of Mr. Stone. Information concerning the business experience of our other executive officer is set forth below.

Jeff White has served as our Chief Financial Officer since January 2022 and our Secretary since September 2021. Mr. White previously served as our Vice President of Finance, Chief Accounting Officer and Interim Chief Financial Officer from September 2021 to January 2022. From August 2016 to September 2021, Mr. White served as the Company’s Senior Director, Finance and Accounting. Prior to his time at the Company, Mr. White served as Manager at KPMG LLP from August 2011 to August 2016. Mr. White holds a Bachelor of Arts and Master’s degree in accountancy from the University of Utah and is a licensed certified public accountant in the state of Utah.

There are no family relationships between or among any of our executive officers or directors.

EXECUTIVE COMPENSATION

Overview

We currently qualify as a “smaller reporting company” under Item 10(f) of Regulation S-K promulgated under the Exchange Act, and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program than companies that are not smaller reporting companies, our Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe our compensation program for the fiscal year ended February 1, 2025 (sometimes referred to as fiscal year 2024”) for our named executive officers (our “NEOs”). Our NEOs for fiscal year 2024 are:

Name	Position(s)
Paul Stone	President and Chief Executive Officer
Jeff White	Chief Financial Officer and Secretary

We did not have any other “executive officers” (as defined in Rule 3b-7 under the Exchange Act) during fiscal year 2024.

Executive Summary

The important features of our executive compensation program include the following:

▪
A substantial portion of executive pay is tied to performance. We structure a significant portion of our named executive officers’ compensation to be variable, at risk and tied directly to our measurable performance.
▪
Our executive bonuses are dependent on meeting corporate objectives. Our annual performance-based bonus opportunities for all of our named executive officers are dependent upon our achievement of annual corporate objectives established each year and the individual officer’s contributions towards such corporate objectives.
▪
We emphasize long-term equity incentives. Equity awards are an integral part of our executive compensation program, and comprise the primary “at-risk” portion of our named executive officer compensation package. These awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to remain employed with us on a long-term basis.
▪
We do not provide our executive officers with any excise tax gross ups.
▪
We generally do not provide executive fringe benefits or perquisites to our executives, such as car allowances.
▪
Our Compensation Committee has retained an independent third-party compensation consultant for guidance in making compensation decisions. The compensation consultant advises the Compensation Committee on market practices, including identifying a peer group of companies and their compensation practices, so that our Compensation Committee can regularly assess the Company's individual and total compensation programs against these peer companies, the general marketplace and other industry data points.
▪
We prohibit hedging and pledging of Company stock.
▪
We engage with our shareholders on the topic of executive compensation to understand their views on the structure of our pay programs to effectively incentivize and retain key talent, while creating long-term value for our investors.

Advisory Vote on Named Executive Officer Compensation, "Say-on-Pay"

We conduct a “say-on-pay” vote on an annual basis. At last year’s annual meeting of stockholders, approximately 83% of votes cast approved the “say-on-pay” proposal regarding the compensation awarded to our named executive officers. We take the views of our stockholders seriously and view this result, which was substantially higher than our prior year’s result, as evidence that our stockholders generally approve of the direction of our executive compensation program. In response to feedback we had received during stockholder outreach following the “say-on-pay” vote in 2023, in fiscal 2024 (a) we implemented a three-year cliff vesting condition for both our performance-based equity incentive awards and our performance-based cash incentive awards granted to our named executive officers; and (b) we granted only performance-based awards to our CFO. Pursuant to the terms of our CEO’s employment agreement previously entered into in 2023, his fiscal year 2024 awards were comprised of 50% performance-based awards and 50% time-based awards (with the vesting schedule of the time-based awards having been negotiated as part of that 2023 agreement).

Objectives, Philosophy and Elements of Executive Compensation

Our compensation program aims to achieve the following main objectives:

▪
align the interests of our executives with those of the stockholders;
▪
attract, motivate, reward and retain the top contributors upon whom, in large part, our success depends;
▪
be competitive with compensation programs for companies of similar size and complexity with whom we compete for talent, including direct competitors;
▪
provide compensation based upon the short-term and long-term performance of both the individual executive and the Company; and
▪
strengthen the relationship between pay and performance by emphasizing variable, at-risk compensation that is dependent upon the successful achievement of specified corporate and individual goals.

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based bonuses and long-term incentive compensation (both cash-based and equity-based). We also provide some of our executive officers with benefits available to all our employees, including retirement benefits under the Company’s 401(k) plan and participation in employee benefit plans.

Use of Competitive Market Compensation Data

The Compensation Committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies with which we compete for top talent. To this end, the Compensation Committee directed FW Cook to develop a proposed list of our peer group companies to be used in connection with assessing the compensation practices of the publicly traded companies with whom we compete or are considered specialty retailers.

FW Cook proposed, and the Compensation Committee approved, a group of companies that would be appropriate peers based on Sportsman’s Warehouse’s industry focus and size based on employee headcount, revenues and market capitalization. The peer group with respect to fiscal year 2024 is as follows:

Peer Group
Academy Sports & Outdoors	Genesco
Big 5 Sporting Goods	Haverty Furniture
Boot Barn	Hibbett Sports
The Buckle	LL Flooring
Caleres	Sally Beauty
Citi Trends	Shoe Carnival
The Container Store	Zumiez
Designer Brands

Using data compiled from the peer companies, FW Cook completed an assessment of our executive compensation to inform the Compensation Committee’s determinations regarding executive compensation for fiscal year 2024. FW Cook prepared and the Compensation Committee reviewed, a range of market data reference points (generally at the 25th, 50th, and 75th percentiles of the market data) with respect to base salary, annual incentives, equity compensation, total target cash compensation (base salary and the target annual incentive) and total direct compensation (total target cash compensation and equity compensation) with respect to each of our named executive officers. The Compensation Committee did not target pay at any particular percentile of the market data, but rather reviewed these market data reference points as a helpful reference point in making fiscal year 2024 compensation decisions. Market data is only one of the factors that the Compensation Committee considers in making compensation decisions. The Compensation Committee considers other factors as described below under “Factors Used in Determining Executive Compensation.”

Fiscal Year 2024 Executive Compensation Program

Base Salary

In connection with Mr. Stone's appointment as Chief Executive Officer in November 2023, he entered into an employment agreement, pursuant to which his annual base salary was set at $1,100,000, and his salary remained at that level for fiscal 2024. In March 2024, Mr. White's base annual salary was increased from $475,000 to $489,000.

Annual Performance Bonus

The Company maintains an annual bonus program, pursuant to which our executives may earn cash bonuses based on upon the achievement of corporate performance goals. Paul Stone's employment agreement provides for a target annual bonus opportunity of 150% of his base salary beginning for fiscal year 2024. Mr. White’s target annual bonus opportunity was increased from 70% for fiscal year 2023 to 75% for fiscal year 2024.

For the fiscal 2024, we maintained an annual bonus program (the “FY 2024 Bonus Program”), pursuant to which Mr. Stone and Mr. White were eligible to earn a cash bonus based upon the achievement of certain corporate goals, which consisted of “pre-tax income” goals and “sales” goals, with such goals weighted 75% and 25%, respectively, as set forth below:

2024 Bonus Target
Pre-tax (Loss) Income	Bonus %	Sales Metric	Bonus %
$(775,000)	50%	$1,207,500,000	50%
$(530,000)	60%	$1,209,000,000	60%
$(285,000)	70%	$1,210,500,000	70%
$(40,000)	80%	$1,212,000,000	80%
$205,000	90%	$1,213,500,000	90%
$450,000	100%	$1,215,000,000	100%
$955,000	110%	$1,218,175,000	110%
$1,460,000	120%	$1,221,350,000	120%
$1,965,000	130%	$1,224,525,000	130%
$2,470,000	140%	$1,227,700,000	140%
$5,500,000	150%	$1,230,875,000	150%
$8,362,500	175%	$1,238,812,500	175%
$11,000,000	200%	$1,246,750,000	200%

In April 2025, the Committee reviewed the Company’s achievement against these goals and determined that for fiscal year 2024, pre-tax income was equal to $31,128,000 and sales were equal to $1,197,633,000. As these results were below the threshold level necessary to result in payment of a bonus under the annual bonus program, no bonuses were paid under the program, demonstrating the Company’s commitment to aligning pay and performance.

Long-Term Compensation: Cash Awards

Both Paul Stone and Jeff White were granted a long-term incentive plan award (“LTIP Award”) on April 1, 2024. As shown in the table below, each LTIP Award was based on the achievement of goals relating to adjusted EBITDA margin and leverage ratio weighted 50% and 50%, respectively. Mr. Stone’s target award is $1,000,000 and Mr. White’s target award is $500,000, and the LTIP Award provides for the ability to earn between 0% and 200% of the target award, depending on performance. The LTIP Award is structured such that there are separate goals for each of fiscal 2024, 2025 and 2026, with one-third of the award allocated to each year, and with performance interpolated between threshold and target, and between target and maximum for each year. The portion of the LTIP Award that is deemed eligible to vest with respect to a particular fiscal year will vest on the third anniversary of the grant date and be paid within 30 days thereafter, subject to the executive’s continued service though the vesting date. The goals for fiscal year 2024 are set forth below, and as noted below neither the Adjusted EBITDA threshold nor the Leverage Ratio threshold were met with respect to fiscal 2024. As such, no portion of the award associated with fiscal year 2024 is eligible to vest, demonstrating our commitment to aligning pay and performance.

Adjusted EBITDA Margin Goals	Adjusted EBITDA Margin Results	Leverage Ratio Goals	Total Gross Margin Results
Threshold: 0% payout if <= 3.00%	2.5% (0% payout)	Threshold: 0% payout if >= 2.50	3.33 (0% payout)

Target: 100% payout at 4.8%		Target: 100% payout at <= 2.00

Maximum: 200% payout at 6.00%		Maximum: 200% payout at 1.75

For purposes of the 2024 performance bonuses, “Adjusted EBITDA Margin” means Adjusted EBITDA of the Company divided by net sales of the Company as determined in accordance with GAAP and reflected on the Company’s consolidated statement of income. “Adjusted EBITDA” means net (loss) income of the Company as determined in accordance with GAAP and reflected on the Company’s consolidated statement of income plus interest expense, income tax (benefit) expense, depreciation and amortization, stock-based compensation expense, director and officer transition costs, expenses related to the implementation of our cost reduction plan, legal settlements and related fees and expenses that are not indicative of ongoing expenses, and any other adjustments to net (loss) income disclosed by the Company in its filings with the Securities and Exchange Commission to determine Adjusted EBITDA. "Leverage Ratio" means total indebtedness of the Company as determined in accordance with GAAP and reflected on the Company’s consolidated balance sheet divided by Adjusted EBITDA of the Company.

Long-Term Compensation: Equity Awards

Equity Grants in 2024

Time-Based Awards – Mr. Stone

In April 2024, we granted 404,530 time-based restricted stock units to Mr. Stone, which vest in three substantially equal installments on April 1, 2025, April 1, 2026, and April 1, 2027. In May 2024, we granted 124,610 time-based restricted stock units to Mr. Stone, which vest in three substantially equal installments on May 1, 2025, May 1, 2026, and May 1, 2027. The vesting of each grant is subject to Mr. Stone’s continued employment with us.

Performance-Based Awards – Mr. Stone and Mr. White and Certification of Achievement

In addition, in April 2024, we granted 404,530 performance-based restricted stock units to Mr. Stone and 161,812 performance-based restricted stock units to Mr. White. Such awards were eligible to vest with respect to between 0% and 100% of the target number of restricted stock units based on our actual EBITDA (as such term is defined in the award agreements and summarized below), for fiscal year 2024.Upon determination of the number of restricted stock units eligible to vest, the award would then be subject to cliff-based vesting, generally requiring service through the third anniversary of the date of grant.

FY 2024 EBITDA
Actual Level of EBITDA	Vesting Eligibility Percentage
$48,000,000	0%
$48,200,000	10%
$48,400,000	20%
$48,600,000	30%
$48,800,000	40%
$49,000,000	50%
$49,200,000	60%
$49,400,000	70%
$49,600,000	80%
$49,800,000	90%
$50,000,000	100%

In March 2025, the Compensation Committee determined that, because the actual level of EBITDA for fiscal year 2024 was $29,618,000 for purposes of these awards, the Company did not achieve the required performance for any portion of the restricted stock units to become eligible to vest, and they were thus forfeited. We believe that this demonstrates our commitment to a pay-for-performance philosophy.

Certification of Achievement of Vesting of 2023 Performance-Based Awards

In April 2023, we granted 35,714 performance-based restricted stock units to Mr. White, representing 50% of his fiscal year 2023 equity award. Such awards were eligible to vest between 0% and 200% of the target number of restricted stock units based on our total return on invested capital and total operating income (as such terms are defined in the award agreements and summarized below), for fiscal years 2023, 2024 and 2025, with one-third of the total target number of restricted stock units subject to each award corresponding to each of those three performance periods. The goals with respect to each of these three performance years were set at the time of grant of the award. While determination of the number of restricted stock units that are eligible to vest with respect to a fiscal year is made following completion of such fiscal year, actual vesting of restricted stock units deemed eligible to vest will not occur until March 15, 2026, subject to the individual remaining in employment with or service to the Company as of such date. Performance-based vesting of the one-third of the total target number of restricted stock units subject to each such award that corresponded to the fiscal year 2024 performance period was determined based on the following:

50% of that portion of the performance-based restricted stock units become eligible to vest based on the Company’s total return on invested capital for fiscal year 2024, as follows:

FY 2024 Total Return on Invested Capital
Actual Level of Total Return on Invested Capital for the Performance Year	Vesting Eligibility Percentage
15.00% or Less	0%
16.25%	50%
17.50%	100%
18.75%	150%
19.38%	175%
20.00% or Greater	200%

50% of that portion of the performance-based restricted stock units become eligible to vest based on the Company’s total operating income for the fiscal year 2024, as follows:

FY 2024 Total Operating Income
Actual Total Operating Income for the Performance Year	Vesting Eligibility Percentage
3.00% or Less	0%
3.14%	50%
3.28%	100%
3.89%	150%
4.20%	175%
4.50% or Greater	200%

For actual total return on invested capital and total operating income achievement results between two points in the preceding tables, the actual vesting eligibility percentage will be determined on a pro rata basis between points. For purposes of the awards, “return on invested capital” generally means the Company’s trailing twelve month 4-wall store earnings before interest, taxes, depreciation and amortization at the end of the 24th month since grand opening divided by the sum of (a) initial capital outlay (fixed asset investment less tenant allowance) plus (b) 90 day opening average inventory less new store allowances received by vendor for opening inventory (expressed as a percentage). For purposes of these awards, “operating income” generally means GAAP operating income divided by GAAP revenue (expressed as a percentage). The Compensation Committee must also adjust “return on invested capital” and “operating income” for certain events; however, none of those events occurred during fiscal year 2024.

In March 2025, the Compensation Committee determined that, because the actual total return on invested capital and total operating income for fiscal year 2024 were 4.5% and 1.5%, respectively, for purposes of these awards, the Company did not achieve the required performance for any portion of the target restricted stock units that correspond to fiscal year 2024 to vest and therefore determined that such portion of the target performance-based restricted stock units was forfeited by Mr. White. We believe that this demonstrates our commitment to a pay-for-performance philosophy. This illustrates the pay program's alignment between actual Company performance and delivered pay.

Certification of Achievement of Vesting of 2022 Performance-Based Awards

In March 2022, we granted performance-based restricted stock units to Mr. White in the target amount of 19,929 restricted stock units, respectively. Such awards were eligible to vest between 0% and 200% of the target number of restricted stock units based on our total revenue and adjusted earnings per share (“adjusted EPS”) performance (as such terms are defined in the award agreements and summarized below), for fiscal years 2022, 2023 and 2024, with one-third of the total target number of restricted stock units subject to each award corresponding to each of those three performance periods. While determination of the number of restricted stock units that are eligible to vest with respect to a fiscal year is made following completion of such fiscal year, actual vesting of restricted stock units deemed eligible to vest will not occur until March 15, 2025, subject to the individual remaining in employment with or service to the Company as of such date. Performance-based vesting of the one-third of the total target number of restricted stock units subject to each such award that corresponded to the fiscal year 2024 performance period was determined based on the following:

50% of that portion of the performance-based restricted stock units become eligible to vest based on the Company’s total revenue for fiscal year 2024, as follows:

FY 2023 Total Revenue
Actual Level of Total Revenue for the Performance Year	Vesting Eligibility Percentage
$1,610,000,000 or Less	0%
$1,670,500,000	50%
$1,731,000,000	100%
$1,774,500,000	150%
$1,818,000,000 or Greater	200%

50% of that portion of the performance-based restricted stock units become eligible to vest based on the Company’s adjusted EPS for fiscal year 2024, as follows:

FY 2023 Adjusted EPS
Actual Adjusted EPS for the Performance Year	Vesting Eligibility Percentage
$1.33 or Less	0%
$1.43	50%
$1.54	100%
$1.59	150%
$1.65 or Greater	200%

For actual total revenue and adjusted EPS achievement results between two points in the preceding tables, the actual vesting eligibility percentage will be determined on a pro-rata basis between points. For purposes of the awards, “total revenue” means the Company’s net sales for the first 52 weeks of the 2024 fiscal year. For purposes of these awards, “adjusted EPS” means the Company’s earnings per share of Common Stock for fiscal year 2024 as determined in accordance with GAAP, without taking into account cash bonuses paid with respect to fiscal year 2024. The Compensation Committee must also adjust “total revenue” and “adjusted EPS” for certain events; however, none of those events occurred during fiscal year 2024.

In March 2025, the Compensation Committee determined that, because the actual total revenue and adjusted EPS for fiscal year 2024 were $1,197,633,000 and $(0.53), respectively, for purposes of these awards, the Company did not achieve the required performance for any portion of the target restricted stock units that correspond to fiscal year 2024 to vest and therefore determined that such portion of the target performance-based restricted stock units was forfeited. This illustrates the pay program's alignment between actual Company performance and delivered pay.

Other Features of Our Executive Compensation Program

Employment Agreements

On September 22, 2023, we entered into an employment agreement with Mr. Stone, the terms of which are described in more detail below in the section titled, “Employment Agreements with our Named Executive Officers.” We have not entered into an employment agreement with Mr. White; however, we have entered into a severance agreement with Mr. White that is described below.

Severance and Change in Control Benefits

Mr. Stone's employment agreement referenced in the preceding section and the award agreements for his equity awards provide for certain benefits to be paid to him in connection with a termination of his employment. In addition, we have entered into a severance agreement with Mr. White, also providing for certain benefits to be paid to him in connection with a termination of his employment, and the award agreements for his equity awards provide for certain benefits to be paid to him in connection with a termination of his employment. Such benefits are described below in the section titled “Potential Payments on Termination or Change in Control.”

Other Benefits

Messrs. Stone and White are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We provide a 401(k) plan to our employees, including our named executive officers, as discussed in the section below entitled "Defined Contribution Plan." We do not generally provide perquisites or personal benefits to our named executive officers.

Tax and Accounting Implications

Under Financial Accounting Standard Board ASC Topic 718 (“ASC 718”), we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718.

Under Section 162(m) of the Internal Revenue Code (“Section 162(m)”), compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible.

Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m).

Clawback Policy

We maintain a clawback policy that complies with the relevant requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act and related stock exchange listing standards. In addition, both time-based and performance-based cash and equity awards (whether short-term or long-term) are subject to an additional clawback policy that applies to cash or stock that vests or is received by Section 16 officers and certain other executives within 36 months prior to the date on which we are required to prepare an accounting restatement, to the extent that a lesser amount would have vested or been received absent the restatement.

SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2024 and 2023

The following table presents information regarding compensation of Messrs. Stone and White, our only executive officers during fiscal year 2024, for services rendered during fiscal years 2024 and 2023. These individuals are referred to in this Proxy Statement as our “named executive officers.”

				Stock	Non-Equity Incentive Plan	Nonqualified Deferred Compensation	All Other
Name and Principal Positions(s)	Year	Salary ($)	Bonus(1) ($)	Awards(2) ($)	Compensation(3) ($)	Earnings ($)	Compensation(4) ($)	Total ($)
Paul Stone	2024	1,100,000	—	2,899,994	—	—	2,129	4,002,123
President and Chief Executive Officer	2023	266,538	749,808	1,699,999	—	—	25,048	2,741,393
Jeff White	2024	486,846	87,500	499,999	—	—	2,165	1,076,510
Chief Financial Officer and Secretary	2023	481,731	87,500	599,995	—	—	7,648	1,176,874

(1)
The amounts reported in the “Bonus” column of the table above for fiscal year 2024 include the following: for Mr. White the second installment of a cash retention bonus paid in two equal installments in fiscal years 2023 and 2024. The amounts reported in the “Bonus” column of the table above for fiscal year 2023 include the following: for Mr. Stone a one-time signing bonus and a guaranteed pro-rated cash bonus paid to Mr. Stone at a target of 150% of his base salary as part of his employment agreement and for Mr. White the first installment of a cash retention bonus paid in two equal installments in fiscal years 2023 and 2024.
(2)
The amounts reported in the “Stock Awards” column of the table above for fiscal year 2024 include the following: for Messrs. Stone and White, the amounts include performance stock units subject to both time- and performance-based vesting requirements (“performance-based restricted stock units”) awarded in fiscal year 2024 with grant date fair values of $1,249,998 and $499,999, respectively (based on "target" level of performance, which the Company determined was the probable outcome of the applicable performance-based conditions on the grant date). Additionally, for Mr. Stone, the amount for fiscal year 2024 includes restricted stock units subject to time-based vesting requirements ("time-based restricted stock units") awarded in fiscal year 2024 with a grant date fair value of $1,649,996. The amounts reported in the “Stock Awards” column of the table above for fiscal year 2023 include the following: for Messrs. Stone and White, the amounts include time-based restricted stock units awarded in fiscal year 2023 with grant date fair values of $1,699,999 and $299,998, respectively. Additionally, for Mr. White the amount for fiscal year 2023 includes performance-based restricted stock units awarded in fiscal year 2023 with a grant date fair value of $299,998 (based on "target" level of performance, which the Company determined was the probable outcome of the applicable performance-based conditions on the grant date).
(3)
No incentive cash bonuses were earned by our named executive officers in 2024 or 2023.
(4)
The amounts reported in the “All Other Compensation” column of the table above for fiscal year 2024 include the following: for Mr. Stone, employer contributions to a health savings account; and for Mr. White, employer contributions to a health savings account. The amounts reported in the “All Other Compensation” column of the table above for fiscal year 2023 include the following: for Mr. Stone: $20,934 reimbursement for reasonably incurred relocation expenses and $4,105 for reasonable legal fees incurred in connection with the negotiation of Mr. Stone’s employment agreement and for Mr. White, $7,648 of aggregate matching contributions under our 401(k) plan.

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END

The following table presents information regarding the outstanding equity awards held by each of our named executive officers as of February 1, 2025, including the vesting dates for the portions of these awards that had not vested as of that date.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)		($)(1)	(#)		($)(1)
Paul Stone	220,065	(2)	448,933	—		—
	404,530	(3)	825,241	—		—
	124,610	(4)	254,204	—		—
	—		—	404,530	(7)	825,241
Jeff White	6,643	(5)	13,552	—		—
	23,810	(6)	48,572	—		—
	—		—	161,812	(7)	330,096

(1)
The market value of such award was calculated based on the $2.04 closing price of our common stock on January 31, 2025, the last trading day of fiscal year 2024.
(2)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in two annual installments on November 1, 2025 and November 1, 2026, subject to continued employment or service.
(3)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in three annual installments on April 1, 2025, April 1, 2026 and April 1, 2027, subject to continued employment or service.
(4)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in three annual installments on May 1, 2025, May 1, 2026 and May 1, 2027, subject to continued employment or service.
(5)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in one annual installments on March 15, 2025, subject to continued employment or service.
(6)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in two annual installments on April 10, 2025 and April 10, 2026, subject to continued employment or service.
(7)
Represents the unvested portion of performance-based restricted stock unit awards for which the performance conditions were not satisfied and were subsequently forfeited. Amount shown reflects the target payout level.

The awards set forth in the “Outstanding Equity Awards at 2024 Fiscal Year-End” table above are restricted stock unit awards granted to Messrs. Stone, and White under the terms of our 2019 Performance Incentive Plan, which are described below under “—Equity Incentive Plans.” Each restricted stock unit represents a contractual right to receive one share of our Common Stock if the applicable time-based or performance-based vesting requirements, outlined in the footnotes to the table above, are satisfied. Messrs. Stone and White do not have the right to vote or dispose of the restricted stock units, but, in the event we pay dividends with respect to our Common Stock, Messrs. Stone and White would be credited with additional restricted stock units as dividend equivalents that are subject to the same vesting and payment terms as the underlying stock units. The unvested portions of the restricted stock unit awards are subject to accelerated vesting in certain circumstances as discussed below.

EMPLOYMENT AGREEMENTS WITH OUR NAMED EXECUTIVE OFFICERS

The following describes the material terms of the employment agreement that we have entered with Mr. Stone. We have also entered into a severance agreement with Mr. White, which is described below under “Potential Payments Upon Termination or Change in Control.”

Employment Agreement with Paul Stone

Term. On September 22, 2023, we entered into an employment agreement with Mr. Stone, our President and Chief Executive Officer. The employment agreement provides for an indefinite term that commenced on November 1, 2023 and continues until terminated by either party. Mr. Stone's employment with us is on an at-will basis, terminable by us or by Mr. Stone at any time (subject to certain notice requirements of the employment agreement) and for any reason, subject to the post-termination of employment benefits discussed below under the heading “—Potential Payments Upon a Termination or Change in Control.”

Base salary. Mr. Stone's employment agreement provides for an annual base salary of $1,100,000 subject to review and increases by the Company in its sole discretion.

Annual bonus. During the term of the employment agreement, Mr. Stone is eligible to receive an annual performance bonus, payable in cash, for each fiscal year during the term of the employment agreement. Mr. Stone's target bonus for a fiscal year is equal to 150% of his base salary beginning with fiscal year 2024, with the actual amount of his bonus for the year determined by our Compensation Committee. Mr. Stone’s annual bonus for fiscal year 2023 was guaranteed at the full target amount of 150% of his base salary, pro-rated based on his start date of November 1, 2023.

Special bonus. Pursuant to the employment agreement, Mr. Stone received a one-time signing bonus of $350,000 payable on November 1, 2023, subject to repayment if within 12 months of the date of the employment agreement the Company terminated his employment for “gross misconduct” or Mr. Stone voluntarily resigned for other than “good reason” (as such terms are defined in the employment agreement).

Equity awards. Pursuant to the employment agreement, Mr. Stone received a time-based restricted stock unit with a value of $1.7 million based on the closing price of our common stock on November 1, 2023 under our Inducement Plan, which will vest over three years in three equal installments on each of November 1, 2024, November 1, 2025 and November 1, 2026, subject to continued employment. As a signing bonus, on May 1, 2024, Mr. Stone was granted time-based restricted stock units with a value of $400,000, based on the closing price of our common stock on the grant date under our Inducement Plan, which will vest over three years in three equal installments on May 1, 2025, May 1, 2026 and May 1, 2027, subject to continued employment. As part of the annual equity awards granted to our executive officers in 2024, Mr. Stone was granted (A) time-based RSUs with a value of $1.25 million based on the closing price of our common stock on the grant date under our Amended 2019 Performance Incentive Plan, which will vest over three years in three equal installments on each of the first, second and third anniversary of the grant date, and (B) performance-based RSUs with a grant date fair value of $1.25 million under our 2019 Performance Incentive Plan, which will vest over a three-year period based on performance metrics to be determined at the time of grant.

Other compensation. The employment agreement also provides for Mr. Stone to participate in our employee benefit plans for senior executives generally, reimbursement of business expenses, and reimbursement of an annual physical exam. Mr. Stone was also eligible to receive reimbursement up to $90,000 for reasonable relocation expenses and legal fees related to the negotiation of his Employment Agreement.

Provisions of Mr. Stone’s employment agreement relating to post-termination of employment benefits are discussed under “—Potential Payments Upon a Termination or Change in Control.”

Equity Incentive Plans

Amended and Restated 2019 Performance Incentive Plan

We maintain the Amended and Restated 2019 Performance Incentive Plan (the “Amended 2019 Plan”), to provide an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons. Our stockholders approved this plan in May 2024. Employees, officers, directors and consultants that provide services to us or one of our subsidiaries may be selected to receive awards under the Amended 2019 Plan.

Amended and Restated Employee Stock Purchase Plan

In April 2015, our Board adopted the Sportsman’s Warehouse Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”). In April 2024, our Board adopted the Amended and Restated Employee Stock Purchase Plan (the “Amended ESPP”). Our

stockholders approved the Amended ESPP in May 2024. Under the Amended ESPP, shares of our Common Stock are available for purchase by eligible employees who elect to participate in the ESPP. Our Board believes that the Amended ESPP helps the Company retain and motivate eligible employees and helps further align the interests of eligible employees with those of the Company’s stockholders.

Inducement Plan

On September 21, 2023, the Board adopted and approved the Sportsman’s Warehouse Holdings, Inc. Inducement Plan (the “Inducement Plan”) to reserve 1,000,000 shares of the Company’s common stock to be used exclusively for grants of awards to individuals that were not previously employees or directors of the Company (or following a bona fide period of non-employment), as an inducement material to the individual’s entry into employment with the Company, pursuant to Nasdaq Listing Rule 5635(c)(4).

The Inducement Plan was adopted and approved without stockholder approval pursuant to Nasdaq Listing Rule 5635(c)(4) and will be administered by the Compensation Committee of the Board (the “Compensation Committee”). Awards under the Inducement Plan may only be granted by: (i) the Compensation Committee, provided such committee is comprised solely of “independent directors” (as defined by Nasdaq Listing Rule 5605(a)(2)) or (ii) a majority of the Company’s “independent directors.” The Inducement Plan provides for the grant of options, stock appreciation rights, restricted stock, stock bonuses, stock units, restricted stock units, performance stock, deferred shares, phantom stock, dividend equivalent rights and other cash or share-based awards. In addition, forms of Restricted Stock Unit Award Agreement were adopted and approved for use with the Inducement Plan.

The Inducement Plan was terminated on May 30, 2024 upon approval of the Amended 2019 Plan by the Company’s stockholders. No other awards may be granted under the Inducement Plan.

Potential Payments Upon Termination or Change in Control

The following section describes the benefits that could have become payable to Messrs. Stone and White in each case in connection with a termination of the named executive officer's employment and/or a change in control of us under the circumstances described below.

Paul Stone

Mr. Stone's employment agreement, which is described under the heading “—Employment Agreements with Our Named Executive Officers,” and the award agreements for his equity awards provide for certain benefits to be paid to him in connection with a termination of his employment with us and/or a change in control under the following circumstances:

Termination of employment for death, incapacity or gross misconduct or without good reason. In the event that Mr. Stone's employment terminates during his employment term due to his death or incapacity or for gross misconduct, or by Mr. Stone without good reason (as such terms are defined in his employment agreement), Mr. Stone would be entitled to receive his base salary and paid personal time off accrued through the date of termination and payment of any unreimbursed business expenses (the “accrued obligations”).

Pursuant to the terms of the award agreements for Mr. Stone’s time-based restricted stock units received in fiscal year 2024, if Mr. Stone’s employment terminates due to his death or permanent disability (as such term is defined in the award agreement) between scheduled vesting dates for such restricted stock units, the next vesting tranche of the award that is scheduled to vest will immediately vest and the remaining unvested stock units will terminate.

Pursuant to the terms of the award agreement for Mr. Stone’s performance-based restricted stock units received in fiscal year 2024, if Mr. Stone’s employment had terminated due to his death or permanent disability (as such term is defined in the award agreement) before the first anniversary of the grant date, Mr. Stone would have become fully vested at the end of the performance period in all the restricted stock units determined eligible to vest as if his employment or service had not been terminated. Any remaining unvested restricted stock units would have been terminated. The compensation committee determined that none of the performance-based restricted stock units received in fiscal year 2024 were eligible to vest because the threshold performance metrics were not achieved and that, as a result, such restricted stock units were terminated.

If Mr. Stone’s employment is terminated for gross misconduct, or by Mr. Stone without good reason (as such terms are defined in his employment agreement), any unvested time-based restricted stock units and any unvested performance-based restricted stock units shall terminate upon Mr. Stone’s termination of employment or service.

Termination of employment without gross misconduct or with good reason. In the event that Mr. Stone's employment is terminated by us during his employment term without gross misconduct or by Mr. Stone with good reason, Mr. Stone would be entitled to his accrued obligations and the following severance benefits: (1) a lump sum payment equal to 18 months of his then-current base salary (or of an assumed base salary of $1,100,000 if Mr. Stone’s then current base salary is less than $1,100,000); (2) a pro-rata portion of his target bonus for the year of termination; (3) any annual bonus for the immediately preceding year he has earned but not yet been paid; and (4) company-paid COBRA continuation coverage for him and his eligible dependents for up to 18 months following the termination date (or a taxable payment in lieu of such premium payments). Mr. Stone’s receipt of such severance benefits is conditioned on him timely signing and not revoking a separation agreement with us (which includes a release of claims) and complying with certain other conditions.

In addition, in the event Mr. Stone’s employment is terminated by the Company without gross misconduct (excluding due to his death or permanent disability), or by Mr. Stone for good reason, Mr. Stone’s time-based and performance-based equity awards that are unvested will terminate upon his termination, except as provided below under “—Change in Control.”

Change in Control. Pursuant to the terms of Mr. Stone’s employment agreement, in the event that Mr. Stone's employment is terminated by us or any successor entity without gross misconduct or by Mr. Stone with good reason, in either case, within 12 months after a change in control (as such term is defined in his employment agreement) of us, any time-based vesting conditions applicable to his equity awards will be considered satisfied, subject to Mr. Stone timely executing and not revoking a general release of claims in favor of us.

Pursuant to Mr. Stone's award agreements for his time-based restricted stock units received in fiscal year 2024, if Mr. Stone’s employment is terminated by us absent gross misconduct or without cause, as applicable, or by Mr. Stone with good reason, and such termination occurs on or within 12 months (or in the case of his time-based restricted stock units received on April 1, 2024, 24 months) after a change of control (as such terms are defined in the award agreement) of us, in addition to his benefits above under “Termination of employment without gross misconduct or with good reason”, any outstanding time-based restricted stock unit awards granted to him by us will become fully vested upon his termination.

Pursuant to Mr. Stone's award agreement for the performance-based restricted stock units he received in fiscal year 2024, if (1) a change of control (as such term is defined in the award agreement) had occurred before the first anniversary of the grant date and before the date Mr. Stone’s service with us terminated, and (2) Mr. Stone’s employment had been terminated by us without cause or by Mr. Stone with good reason (as such terms are defined in the award agreement) upon or following the change of control and before the first anniversary of the grant date, then, in addition to his benefits above under “Termination of employment without gross misconduct or with good reason”, Mr. Stone would have become fully vested in the target number of restricted stock units subject to the award, subject to Mr. Stone timely executing and not revoking a general release of claims in favor of us.

Restrictive covenants. Mr. Stone also entered into an Employee Confidential Information and Inventions Assignment Agreement (the “CIIAA”) that contains certain restrictive covenants including a confidentiality and non-disclosure agreement, a twelve-month post-termination non-competition clause, a twelve-month post-termination non-solicitation of employees or independent contractors clause, and a non-disparagement clause.

Jeff White

On September 26, 2021, we entered into a severance agreement with Mr. White. The agreement provides that Mr. White’s employment may be terminated by us or by Mr. White for any reason at any time, with or without notice. The severance agreement and the award agreements for Mr. White’s equity awards provide for certain benefits to be paid to him in connection with a termination of his employment with us and/or a change in control of us under the following circumstances:

Termination of employment for death, incapacity or gross misconduct or without good reason. In the event that Mr. White’s employment is terminated due to his death or incapacity or for gross misconduct, or by Mr. White without good reason (as such terms are defined in his severance agreement), Mr. White will be entitled to receive his base salary and paid personal time off accrued through the date of termination and payment of any unreimbursed business expenses (the “accrued obligations”).

Pursuant to the terms of Mr. White’s time-based restricted stock units received in fiscal years 2022, 2023 and 2024, if Mr. White’s employment terminates due to his death or permanent disability (as such term is defined in the award agreement) between scheduled vesting dates, the next vesting tranche of the award that is scheduled to vest will immediately vest and the remaining unvested stock units will terminate.

Pursuant to the terms of Mr. White’s performance-based restricted stock units received in fiscal year 2024, if Mr. White’s employment had terminated due to his death or permanent disability (as such term is defined in the award agreement) before the first anniversary of the grant date, Mr. White would have become fully vested at the end of the performance period in all the restricted stock units determined eligible to vest as if his employment or service had not been terminated. Any remaining unvested restricted stock units would have been terminated. The compensation committee determined that none of the performance-based restricted stock units received in fiscal year 2024 were eligible to vest because the threshold performance metrics were not achieved and that, as a result, such restricted stock units were terminated.

Pursuant to the terms of the award agreements for Mr. White’s performance-based restricted stock units he received in fiscal years 2022 and 2023, if Mr. White’s employment terminates due to his death or permanent disability (as such term is defined in the award agreement) that occurs at or prior to the third anniversary of the grant date, the following restricted stock units will vest, and any remaining unvested restricted stock units will be terminated:

•
if such termination occurs during the first year after the grant date, the restricted stock units that would have become eligible to vest had Mr. White’s employment or service not been terminated, based on actual performance for the first performance period;
•
if such termination occurs during the second year after the grant date, (1) any restricted stock units for the first performance period that had previously become eligible to vest and (2) the restricted stock units that would have become eligible to vest had Mr. White’s employment or service not been terminated, based on actual performance for the second performance period; or
•
if such termination occurs during the third year after the grant date, (1) any restricted stock units for the first and second performance periods that had previously become eligible to vest and (2) the number of restricted stock units that would have become eligible to vest had Mr. White’s employment or service not been terminated, based on actual performance for the third performance period.

If Mr. White’s employment is terminated for gross misconduct, or by Mr. White without good reason (as such terms are defined in his severance agreement), any unvested time-based restricted stock units and any unvested performance-based restricted stock units shall terminate upon Mr. White’s termination of employment or service.

Termination of employment without gross misconduct or with good reason. In the event Mr. White’s employment is terminated by the Company without gross misconduct (and other than due to Mr. White's incapacity), or by Mr. White for good reason (as these terms are defined in his severance agreement), Mr. White will be entitled to receive (in addition to his accrued obligations), subject to providing a release of claims to the Company, (1) continued payment of his base salary (as severance pay) for twelve months following such termination of employment, (2) a pro-rated portion of his target annual bonus for the year in which such termination of employment occurs, and (3) our payment or reimbursement of COBRA premiums for him and his eligible dependents for up to twelve months.

In addition, in the event Mr. White’s employment is terminated by the Company without gross misconduct (excluding his death or disability), or by Mr. White for good reason, Mr. White’s time-based and performance-based equity awards that are unvested will terminate upon his termination, except as provided below under “—Change in Control.”

Change in Control. Pursuant to the terms of Mr. White’s severance agreement, in the event Mr. White’s employment is terminated by us without gross misconduct (and other than due to Mr. White’s incapacity) or by Mr. White for good reason, and if such termination of employment occurs on or after the date of a change of control (as such term is defined in the severance agreement), any time-based vesting conditions applicable to his equity awards will be considered satisfied.

Pursuant to Mr. White’s award agreements for his time-based restricted stock units, if Mr. White’s employment is terminated by us without cause or by Mr. White with good reason, and such termination occurs on or within two years after a change of control (as such terms are defined in the award agreement) of us, in addition to his benefits above under “Termination of employment without gross misconduct or with good reason," any outstanding time-based restricted stock unit awards granted to him by us will become fully vested upon his termination.

Pursuant to the terms of the award agreements for Mr. White’s performance-based restricted stock units he received in fiscal years 2022 and 2023, if (1) a change of control occurs before the date Mr. White’s service with the Company terminates and (2) the restricted stock units are not assumed, substituted, exchanged, or otherwise continued following the change of control, the following restricted stock units will vest, and any remaining unvested restricted stock units will be terminated:

• if the change of control occurs during the first year after the grant date, (1) the greater of (x) the restricted stock units that would have become eligible to vest based on actual performance for the first performance period (with such performance period shortened to end on the date of such change of control and corresponding adjustments to the performance goals for such performance period), or (y) the target number of restricted stock units for the first performance period, and (2) the target number of restricted stock units for the second and third performance periods;

• if such change of control occurs during the second year after the grant date, (1) any restricted stock units for the first performance period that had previously become eligible to vest, (2) the greater of (x) the restricted stock units that would have become eligible to vest based on actual performance for the second performance period (with such performance period shortened to end on the date of such change of control and corresponding adjustments to the performance goals for such performance period), or (y) the target number of restricted stock units for the second performance period, and (3) the target number of restricted stock units for the third performance period; or

• if such change of control occurs during the third year after the grant date, (1) any restricted stock units for the first and second performance periods that had previously become eligible to vest, and (2) the greater of (x) the restricted stock units that would have become eligible to vest based on actual performance for the third performance period (with such performance period shortened to end on the date of such change of control and corresponding adjustments to the performance goals for such performance period) or (y) the target number of restricted stock units for the third performance period.

In addition, pursuant to the terms of Mr. White’s award agreements for performance-based restricted stock units he received in fiscal years 2022 and 2023, if (1) a change of control (as defined in the award agreement) occurs before the third anniversary of the grant date and before the date Mr. White’s service with us terminates, (2) the restricted stock units are assumed, substituted, exchanged, or otherwise continued following the change of control, and (3) Mr. White’s employment is terminated without cause by us or by Mr. White for good reason (as such terms are defined in the award agreement) upon or following the change of control and on or before the third anniversary of the grant date, then, in addition to his benefits above under “Termination of employment without gross misconduct of with good reason”, and subject to Mr. White satisfying the release requirement in his severance agreement, the following restricted stock units will vest, and any remaining unvested restricted stock units will be terminated:

• if such termination occurs during the first year after the grant date, (1) the greater of (x) the restricted stock units that would have become eligible to vest had Mr. White’s employment or service not been terminated, based on actual performance for the first performance period (with such performance period shortened to end on the date of such termination and corresponding adjustments to the performance goals for such performance period), or (y) the target number of restricted stock units for the first performance period, and (2) the target number of restricted stock units for the second and third performance periods;

• if such termination occurs during the second year after the grant date, (1) any restricted stock units for the first performance period that had previously become eligible to vest, (2) the greater of (x) the restricted stock units that would have become eligible to vest had Mr. White’s employment or service not been terminated, based on actual performance for the second performance period (with such performance period shortened to end on the date of such termination and corresponding adjustments to the performance goals for such performance period), or (y) the target number of restricted stock units for the second performance period, and (3) the target number of restricted stock units for the third performance period; or

• if such termination occurs during the third year after the grant date, (1) any restricted stock units for the first and second performance periods that had previously become eligible to vest, and (2) the greater of (x) the restricted stock units that would have become eligible to vest had Mr. White’s employment or service not been terminated, based on actual performance for the third performance period (with such performance period shortened to end on the date of such termination and corresponding adjustments to the performance goals for such performance period) or (y) the target number of restricted stock units for the third performance period.

Pursuant to Mr. White’s award agreement for performance-based restricted stock units received in fiscal year 2024, if (1) a change of control (as defined in the award agreement) occurs before the first anniversary of the grant date and before the date Mr. White’s service with us terminates, and Mr. White’s employment is terminated by us without cause or by Mr. White with good reason (as such terms are defined in the award agreement) upon or following the change of control and before the first anniversary of the grant date, then, in addition to his benefits above under “Termination of employment without gross misconduct of with good reason”, Mr. White will become fully vested in the target number of restricted stock units subject to the award, subject to Mr. White timely executing and not revoking a general release of claims in favor of us.

Restrictive Covenants. Pursuant to Mr. White’s severance agreement, Mr. White has agreed not to disclose any of our confidential information or to publicly disparage us at any time during or after his employment with us. In addition, Mr. White has agreed that, for a period of one year following a termination of his employment with us, he will not engage in certain competitive activities with us and, for a period of two years following a termination of his employment with us, he will not solicit our employees or independent contractors.

Other Policies

Executive Stock Ownership Guidelines

We maintain stock ownership guidelines for our executive officers, under which (i) our Chief Executive Officer is expected to own shares of our Common Stock with a value equal to at least three times his then-current annualized base salary and (ii) each of our other executive officers is expected to own shares of our Common Stock with a value equal to at least one times the officer’s then-current annualized base salary. Share ownership for purposes of the guidelines includes shares of our Common Stock owned directly by the executive officer, by the officer’s spouse, or by the officer’s children who reside with the officer or the officer’s spouse, shares held in a trust established by the executive officer or the officer’s spouse for estate or tax planning purposes if the trust is revocable by the officer or the officer’s spouse, and shares subject to outstanding restricted stock and restricted stock unit awards (whether or not vested and whether or not payable in stock or cash of equivalent value) granted to the executive officer (other than restricted stock units subject to unsatisfied performance-based vesting conditions). Our executive officers are expected to satisfy the guideline level of ownership by the first December 31 on or after the date that is five years after the date that the executive officer first become subject to the guidelines. Thereafter, compliance with the guidelines will be assessed as of December 31 each year. If an executive officer does not satisfy the guideline level of ownership as of such a measurement date, the executive officer is expect to hold at least 50% of the net vested shares acquired upon the exercise, payment or vesting of any equity award (with the “net” shares determined after taking into account any shares sold or withheld to pay any applicable exercise price of the award and to satisfy any applicable withholding obligations) granted to the executive officer by the Company until and to the extent required for the executive’s level of ownership to satisfy the applicable guideline level. Our Board of Directors or the Compensation Committee may suspend or grant waivers to the guidelines from time to time. Currently, each of our executive officers is either in compliance with the stock ownership guidelines or is within the five-year grace period to come into compliance with such guidelines.

Clawback Policy

In November 2023, our Board of Directors adopted a clawback policy that complies with Section 10D of the Exchange Act, Rule 10D-1 promulgated thereunder, and Nasdaq Listing Rule 5608.

We also maintain a separate clawback policy that allows our Board of Directors or the Compensation Committee to require reimbursement or cancellation of both time-based and performance-based awards or payments made under our cash and equity incentive plans to the Company’s current and former executive officers, and current and former vice presidents and more senior officers of the Company, in certain circumstances where: (1) the amount of the award or payment was determined based on the achievement of financial results that were subsequently the subject of an accounting restatement due to noncompliance with any financial reporting requirement under the securities laws, (2) a lesser (or no) payment or award of cash or shares would have been made to the individual based upon the restated financial results, and (3) the payment or award of cash or shares was received by the individual (or the applicable vesting date occurred) within 36 months prior to the date on which the Company is required to prepare such accounting restatement.

PAY VERSUS PERFORMANCE

									Value of Initial Fixed $100 Investment Based on:
	Summary Compensation Table Total for PEO			Compensation Actually Paid to PEO			Average Summary Compensation Table Total for Non-PEO Named	Average Compensation Actually Paid to Non- PEO Named	Total Share-	Net
	Paul Stone	Joseph Schneider	Jon Barker	Paul Stone	Joseph Schneider	Jon Barker	Executive Officers	Executive Officers	holder Return	(Loss) Income
Year	($)(1)	($)(1)	($)(1)	($)(2)	($)(2)	($)(2)	($)(3)	($)(4)	($)(5)	($)
2024	4,002,123	-	-	1,695,232	-	-	1,076,510	502,978	31.48	(33,059)
2023	2,741,394	914,616	250,425	2,262,753	758,706	(822,437)	1,176,874	421,503	57.10	(28,997)
2022	-	-	3,725,872	-	-	2,410,194	876,646	494,522	144.75	40,518
(1)
The dollar amounts reported in these columns are for purposes of calculating the average amounts for each applicable year are as follows: (i) for 2024, Paul Stone, our Chief Executive Officer; (ii) for 2023, Paul Stone, our Chief Executive Officer, Joseph Schneider, our former Interim Chief Executive Officer and Jon Barker, our former Chief Executive Officer; and (ii) for 2022 Jon Barker, our former Chief Executive Officer. Refer to "Executive Compensation Tables - Summary Compensation Table for Fiscal Years 2024, 2023, and 2022."
(2)
The dollar amounts reported in these columns are the amount of “compensation actually paid” to Messrs. Stone, Schneider and Barker for 2024 and 2023 as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our former PEO during the applicable years. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Messrs. Stone's, Schneider's and Barker’s total compensation for each year to determine the compensation actually paid (adjustments for pension or dividend payments are not covered, as the Company does not have supplemental executive requirement plans and does not pay dividends on equity awards, and due to rounding, the calculated final value of the numbers shown in the following table may not be the precise values reported above):

Year		Paul Stone - 2024
Summary Compensation Table Total	($)	4,002,123
Less: Stock and Option Award Values Reported in Summary Compensation Table for the Covered Year	($)	(2,899,994)
Plus: Year-End Fair Value for Outstanding and Unvested Stock and Option Awards Granted in the Covered Year	($)	1,079,446
Plus: Fair Value as of Vesting Date of Stock and Option Awards Granted and Vested in the Covered Year	($)	-
Plus: Year over Year Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	($)	(365,308)
Plus: Year over Year Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year	($)	(121,035)
Less: Average End of Prior Year Fair Value of Stock and Option Awards Forfeited during the Covered Year	($)	-
Compensation Actually Paid	($)	1,695,232
(3)
The dollar amounts reported in this column represent the average of the amounts reported for the Company's named executive officers ("NEOs") as a group (excluding Messrs. Stone, Schneider and Barker) in the “Total” column of the Summary Compensation Table for each applicable year. The NEOs (excluding Messrs. Stone, Schneider and Barker) included for purposes of calculating the average amounts for each applicable year are as follows: (i) for 2024, Jeff White, our Chief Financial Officer; (ii) for 2023 and 2022, Jeff White, our Chief Financial Officer; (iii) for 2021, Robert Julian, our former Chief Financial Officer, and Jeff White; and (iii) for 2020, Robert Julian.
(4)
The dollar amounts reported in this column represent the average amount of “compensation actually paid” to our NEOs as a group (excluding Messrs. Stone, Schneider and Barker) in each of 2024, 2023, 2022, 2021 and 2020, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to our NEOs as a group (excluding Messrs. Stone, Schneider and Barker) during the applicable years. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the NEOs as a group (excluding Messrs. Stone, Schneider and Barker) total compensation for each year to determine the compensation actually paid (adjustments for pension or dividend payments are not covered, as the Company does not have supplemental executive requirement plans and does not pay dividends on equity awards, and due to rounding, the calculated final value of the numbers shown in the following table may not be the precise values reported above):

Year		2024
Average Summary Compensation Table Total	($)	1,076,510
Less: Average Stock and Option Award Values Reported in Summary Compensation Table for the Covered Year	($)	499,999
Plus: Average Year-End Fair Value for Outstanding and Unvested Stock and Option Awards Granted in the Covered Year	($)	-
Plus: Average Year over Year Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	($)	(48,419)
Plus: Average Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year	($)	(25,114)
Less: Average End of Prior Year Fair Value of Stock and Option Awards Forfeited during the Covered Year	($)	-
Compensation Actually Paid	($)	502,978
(5)
Cumulative total shareholder return ("TSR") is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)
The dollar amounts reported represent the amount of net income reflected in the Company's audited financial statements for the applicable year.

Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures

As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the second graph below further illustrates the relationship between Company total shareholder return and that of the S&P 500 Retailing Industry Group Index. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.

Compensation Actually Paid vs Net Income number in thousands

Compensation Actually Paid vs Net Income
(numbers in thousands)
3,000
2,500
2,000
1,500
1,000
500
-
50,000
40,000
30,000
20,000
10,000
-
(10,000)
(20,000)
(30,000)
(40,000)
2022
2023
2024
PEO Compensation Actually Paid
NEO Compensation Actually Paid
Net (Loss) Income

Compensation Actually Paid vs Cumulative TSR
(CAP in thousands)
3,000
2,500
2,000
1,500
1,000
500
-
100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
-
2022
2023
2024
PEO Compensation Actually Paid
NEO Compensation Actually Paid
TSR

Compensation Actually Paid vs Adjusted ESPCAP in thousands

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not grant option awards, stock appreciation rights or similar awards and, as a result, do not currently have policies or practices in place relating to the timing of option awards, stock appreciation rights or similar awards in relation to the disclosure of material non-public information.

DIRECTOR COMPENSATION

Overview of Director Compensation for Fiscal Year 2024

Compensation for our non-employee directors under our current compensation program for our non-employee directors for fiscal year 2024 consisted of:

▪
an annual cash retainer of $85,000;
▪
an additional annual cash retainer of $130,000 for a non-employee director serving as Chair of the Board;
▪
an additional annual cash retainer of $15,000 for serving as Lead Independent Director;
▪
an additional annual cash retainer of $30,000 for serving as Chair of the Audit Committee;
▪
an additional annual cash retainer of $25,000 for serving as Chair of the Compensation Committee; and
▪
an additional annual cash retainer of $25,000 for serving as the Chair of our Nominating and Governance Committee.

On the date of each annual meeting of stockholders, each non-employee director who is serving on our Board will be granted an award of restricted stock units. The number of restricted stock units subject to the award will be determined by dividing $100,000 ($115,000 in the case of a non-employee director serving as Chair of the Board) by the per-share closing price (in regular trading) of our Common Stock on the date of such annual meeting, rounded down to the nearest whole unit ("Annual RSU Award"). These restricted stock unit awards will vest in 12 substantially equal installments, subject to the non-employee director’s continued service as a director through each vesting date, with the first installment vesting one month following the date of grant and an additional installment vesting on each monthly anniversary of the date of grant thereafter for the next 11 months, except that the outstanding and unvested portion of the restricted stock unit award will vest in full (1) immediately prior to the first annual meeting of stockholders for the year following the year of grant of the award should such annual meeting occur before the first annual anniversary of the date of grant or (2) should a change in control of the Company occur and the director not continue to serve on the Board (or the board of a directors of a parent entity) following the change in control. Each such restricted stock unit award is made under and subject to the terms and conditions of the Amended 2019 Plan (or any successor equity compensation plan approved by the Company’s stockholders and in effect at the time of grant) and is evidenced by, and subject to the terms and conditions of, a restricted stock unit award agreement in the form used by the Company to evidence restricted stock unit awards to our non-employee directors.

To the extent then vested, the restricted stock units will generally be paid in an equal number of shares of our Common Stock as soon as practicable following the earlier to occur of (1) the date the non-employee director ceases to be a member of the Board or (2) the first anniversary of the grant date of the award. The restricted stock unit awards are generally forfeited as to the unvested portion of the award upon the non-employee director’s termination of service as a director for any reason. Each non-employee director may elect to defer the delivery of shares in settlement of any Annual RSU Award granted that would otherwise be delivered to such non-employee director on or following the date such restricted stock units vest (the “Deferral Election”). Any Annual RSU Award for which a Deferral Election has been properly submitted under the terms of the director compensation policy will be settled in a single lump sum installment in whole shares on the earlier of (a) immediately prior to the occurrence of a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, all within the meaning of Treasury Regulation Section 1.409A-3; or (b) within 60 days following the date of separation from service or death of such director.

In the case of a new non-employee director who is initially appointed or elected to the Board on a date other than the date of an annual meeting of stockholders (commencing following the Annual Meeting), the non-employee director will be eligible to receive a pro-rated cash retainer and an equity award on the date of such initial appointment or election.

For these purposes, our non-employee directors are members of our Board who are not employed by the Company or one of its subsidiaries. A member of our Board who is employed by the Company or one of its subsidiaries receives no compensation from us for their service as a member of our Board. We reimburse all of our directors for reasonable expenses incurred to attend Board meetings.

Director Compensation for Fiscal Year 2024

The following table presents information regarding the compensation paid to each of our non-employee directors for the fiscal year ended February 1, 2025. Mr. Stone, our Chief Executive Officer, does not receive any additional compensation for his service as a director. The compensation paid to Mr. Stone is presented in the Summary Compensation Table under “Executive Compensation” starting on page 24.

	Fee Earned or Paid in Cash	Stock Awards	Total
Name	($)	($)(1)(2)	($)
Richard McBee	215,000	114,997	329,997
Steven Becker	104,418	99,998	204,416
Martha Bejar	110,000	99,998	209,998
Erica Fortune(3)	27,321	-	27,321
Greg Hickey(3)	27,321	-	27,321
Steven Sansom	85,000	99,998	184,998
Nancy A. Walsh	115,000	99,998	214,998
Philip Williamson(3)	35,357	-	35,357

(1)
The amount reported in the “Stock Awards” column of the table above represents, for each non-employee director who received such an award, the fair value on the grant date of the restricted stock unit award granted to the non-employee director in connection with the 2024 Annual Meeting. This value has been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements and in accordance with ASC 718 and reflects the number of shares of our Common Stock subject to the restricted stock units awarded to the non-employee director multiplied by the closing price of a share of our Common Stock on the date of grant of the award.
(2)
The following table shows the number of shares of our Common Stock subject to stock units vested but not paid, and unvested restricted stock unit awards held by each of our non-employee directors as of February 1, 2025. We have not granted any equity awards other than restricted stock unit awards to any of our non-employee directors.

	Shares Subject to Units Vested But Not Paid	Shares Subject to Unvested Units
Name	(#)	(#)
Richard McBee	21,718	10,859
Steven Becker	18,885	9,443
Martha Bejar	18,885	9,443
Steven Sansom	18,885	9,443
Nancy A. Walsh	18,885	9,443

(3)
Each of Ms. Fortune, Mr. Hickey and Mr. Williamson resigned from our Board, effective May 30, 2024, immediately prior to the commencement of the 2024 annual meeting of stockholders.

Our Board reserves the right to modify the new compensation program for our non-employee directors and the compensation arrangements for Board members from time to time.

Director Stock Ownership Guidelines

We maintain stock ownership guidelines for our non-employee directors. Each of our non-employee directors is expected to own shares of our Common Stock with a value equal to at least three times the base annual retainer (currently, $100,000) provided to our non-employee directors under our director compensation program. Share ownership for purposes of the guidelines includes shares of our Common Stock owned directly by the director, by the director’s spouse, or by the director’s children who reside with the director or the director’s spouse, shares held in a trust established by the director or the director’s spouse for estate or tax planning purposes if the trust is revocable by the director or the director’s spouse, and shares subject to outstanding restricted stock and restricted stock unit awards (whether or not vested and whether or not payable in stock or cash of equivalent value) granted to the director (other than restricted stock units subject to unsatisfied performance-based vesting conditions). Our non-employee directors are expected to satisfy the guideline level of ownership by the first December 31 on or after the date that is five years after the date that the non-employee director first become subject to the guidelines. Thereafter, compliance with the guidelines will be assessed as of December 31 each year. If a non-employee director does not satisfy the guideline level of ownership as of such a measurement date, the director is expected to hold at least 50% of the net vested shares acquired upon the exercise, payment or vesting of any equity award (with the “net” shares determined after taking into account any shares sold or withheld to pay any applicable exercise price of the award and to satisfy any applicable withholding obligations) granted to the director by the Company until and to the extent required for the director’s level of ownership to satisfy the applicable guideline level. Our Board of Directors may suspend or grant waivers to the guidelines from time to time. Currently, each of our non-employee directors is either in compliance with the stock ownership guidelines or is within the five-year grace period to come into compliance with such guidelines.

EQUITY COMPENSATION PLAN INFORMATION

The Company currently maintains the Amended 2019 Plan and the Amended ESPP.

The following table sets forth, for each of the Company’s equity compensation plans, the number of shares of Common Stock subject to outstanding awards, the weighted‑average exercise price of outstanding options, and the number of shares remaining available for future award grants as of February 1, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	1,366,866	(1)	—	(2)	2,578,696	(3)
Equity compensation plans not approved by security holders	344,675	(4)	—	(2)	—	(5)
Total	1,711,541		—		2,578,696

(1)
These shares were subject to restricted stock unit awards then outstanding under the 2019 Plan.
(2)
The Company has only granted restricted stock unit awards under the 2019 and Inducement Plan, which awards do not have an exercise price.
(3)
Reflects the 2,112,977 number of shares that remained available for new award grants under the 2019 Plan on February 3, 2024 and the 128,201 shares that remained available for issuance under the ESPP as of that date. The shares available for award grants under the 2019 Plan may be used for any type of award that may be granted under the 2019 Plan, as described above and subject to the share limits of the 2019 Plan. Effective as of May 29, 2019 (the date stockholders approved the 2019 Plan), no new awards may be granted under the 2013 Plan.
(4)
These shares were subject to restricted stock unit awards then outstanding under our Inducement Plan.
(5)
The Inducement Plan was terminated on May 30, 2024 and no awards may be granted under the Inducement Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 3, 2025, the number and percentage of outstanding shares of our Common Stock beneficially owned by each person known by us to beneficially own more than 5% of such stock, by each director and named executive officer, and by all current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has sole or shared “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as otherwise indicated in the footnotes to the table below, we believe that the beneficial owners of the Common Stock listed below, based on the information furnished by such owners, have sole voting power and investment power with respect to such shares, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 38,287,425 shares of Common Stock issued and outstanding as of April 3, 2025.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock as to which the person has the right to acquire beneficial ownership within 60 days of April 3, 2025, including shares of our Common Stock underlying restricted stock units and performance-based restricted stock units that are currently releasable or releasable within 60 days of April 3, 2025. We did not deem these shares outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South, Suite A, West Jordan, Utah 84088. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	(a)	(b)
More than 5% Stockholders
Cannell Capital LLC(1)	1,952,940.00	5.1%
Portolan Capital Management, LLC(2)	1,972,359.00	5.2%
Directors and Executive Officers
Paul Stone	316,711	*
Jeff White	102,619	*
Richard McBee	205,608	*
Steven Becker	141,131	*
Martha Bejar	64,997	*
Nancy A. Walsh	52,965	*
Steven Sansom(3)	148,439	*
All Current Directors and Executive Officers as a group (7 persons)	1,032,470	2.7%

* Less than 1.0% of total.

(1)
Based on a Schedule 13G/A filed with the SEC by Cannell Capital, LLC on February 13, 2025. According to the Schedule 13G/A, as of December 31, 2024, Cannell Capital, LLC and J. Carlo Cannell have shared voting power over 1,952,940 shares of Common Stock, and shared dispositive power over 1,952,940 shares of Common Stock. The address of Cannell Capital LLC is 245 Meriwether Circle, Alta, Wyoming 83414.
(2)
Based on a Schedule 13G filed with the SEC by Portolan Capital Management, LLC and George McCabe on November 6, 2024. According to the Schedule 13G, as of October 30, 2024, Portolan Capital Management, LLC has sole voting power voting power over 1,972,359 shares of Common Stock and sole dispositive power over 1,972,359 shares of Common Stock. The address of Portolan Capital Management, LLC is 2 International Place, FL 26, Boston, MA 02110.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(3)
Includes 90,000 shares of Common Stock held by Sansom Holdings, LLC and 10,000 shares held by Mr. Sansom’s spouse. Steven Sansom is the managing member of Sansom Holdings, LLC and owns a 100% membership interest in Sansom Holdings, LLC. Mr. Sansom disclaims beneficial ownership of the shares of Common Stock held by his spouse, except to the extent of his indirect pecuniary interest, if any, in those shares.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and reports of changes in ownership of our equity securities. Based solely on our review of reports filed electronically with the SEC during the fiscal year ended February 3, 2024, including any amendments thereto, our officers, directors and greater than 10% stockholders timely filed all reports required by Section 16(a) of the Exchange Act on a timely basis during the fiscal year ended February 1, 2025.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures Relating to Related Party Transactions

Our Board has adopted a written Related Person Transaction Policy, providing that our Audit Committee is responsible for reviewing “related party transactions,” which are transactions (i) in which we are or will be a participant, (ii) in which the aggregate amount involved exceeds or may be expected to exceed $120,000 or such lower threshold as our Audit Committee may determine, and (iii) in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, nominee for director, executive officer or greater than 5% beneficial owner of our Common Stock and their immediate family members. Under this policy, all related party transactions may be consummated or continued only if approved or ratified by our Audit Committee. In reviewing and approving any such transactions, our Audit Committee considers all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. No member of our Audit Committee may participate in the review, approval or ratification of a transaction with respect to which he or she is a related party, except that such member may be counted for purposes of a quorum and shall provide such information with respect to the transaction as may be reasonably requested by other members of the Committee.

Other than as noted below, we had no related party transactions since January 29, 2023 requiring disclosure under applicable rules of the SEC .

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our current executive officers and directors. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses reasonably incurred as a result of any proceeding against them as to which they could be indemnified. Additionally, we may enter into indemnification agreements with any future directors or executive officers.

PROPOSAL 2 APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with the opportunity to approve, on an advisory basis, the compensation our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement.

Our executive compensation decisions are made in the context of our executive compensation plan statement.

Under our executive compensation plan statement, our executive compensation philosophy is to:

▪
Align the interests of our executives with those of the stockholders;
▪
Attract, motivate, reward and retain the top contributors upon whom, in large part, our success depends;
▪
Be competitive with compensation programs for companies of similar size and complexity with whom we compete for talent, including direct competitors;
▪
Provide compensation based upon the short-term and long-term performance of both the individual executive and the Company; and
▪
Strengthen the relationship between pay and performance by emphasizing variable, at-risk compensation that is dependent upon the successful achievement of specified corporate and individual goals.

We urge stockholders to read the “Executive Compensation” section beginning on page 24 of this Proxy Statement, which describes in more detail the key elements of our executive compensation program. The Compensation Committee and the Board believe that our executive compensation program is appropriately designed to achieve the objectives of our executive compensation philosophy.

We are asking stockholders to approve the following advisory resolution at the Annual Meeting:

Resolved, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby Approved.

This vote is an advisory vote only and will not be binding on us, our Board or the Compensation Committee and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

We expect to hold our next advisory vote to approve the compensation of our named executive officers at our 2026 annual meeting of stockholders.

At our 2020 annual meeting of stockholders, our stockholders indicated their approval of the recommendation that we solicit a say-on-pay vote on an annual basis (such vote on the frequency of the say-on-pay vote is commonly referred to as a “say-on-frequency” vote). A "say-on-frequency" vote is a non-binding, advisory vote that enables stockholders to express their preference as to how often they would like companies to hold an advisory vote on executive compensation. We have adopted a policy that is consistent with that preference and, accordingly, we are holding a say-on-pay vote on an annual basis. A “say-on-frequency” vote is required every six years, and as such, our next say-on-frequency vote will be in 2026.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 3 RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP (“Grant Thornton”) served as the Company’s independent registered public accounting firm during the fiscal year ended February 1, 2025 (fiscal year 2024) and, in that capacity, audited the Company’s consolidated financial statements for the fiscal year ended February 1, 2025. Stockholder ratification of the appointment of Grant Thornton as our independent registered public accounting firm for fiscal year 2025 is not required by our Bylaws or otherwise. However, the Board is submitting the appointment of Grant Thornton to the stockholders for ratification as a matter of good corporate governance. If stockholders do not ratify this appointment, the Audit Committee will reconsider whether or not to retain Grant Thornton, and may decide to retain them notwithstanding the vote. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Grant Thornton will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders.

Audit and Other Fees

The following table shows the aggregate fees billed to us for professional services by Grant Thornton for fiscal years 2024 and 2023:

	Grant Thornton Fiscal 2024	Grant Thornton Fiscal 2023
Audit Fees (1)	695,259	639,074
Audit Related Fees	—	—
Tax Fees (2)	—	—
All Other Fees	—	—
Total	695,259	639,074

(1)
Audit fees represent fees billed or accrued for professional services rendered for the audit of our consolidated annual financial statements, the review of the interim condensed consolidated financial statements included in quarterly filings and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings or engagements and the audit of our internal control over financial reporting.
(2)
Tax fees represent fees billed for professional services rendered for the preparation of our federal and state income tax returns and other tax consulting services.

None of the services described above were approved pursuant to the de minimis exception provided in Rule 2-01I(7)I(C) of Regulation S-X promulgated by the SEC. The Audit Committee also concluded that Grant Thornton’s provision of audit and tax services to the Company and its affiliates is compatible with Grant Thornton’s independence.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and permitted non-audit services that may be performed by the Company’s independent registered public accounting firm. Under this policy, each year, at the time it engages the independent registered public accounting firm, the Audit Committee pre-approves the audit engagement terms and fees and also may pre-approve detailed types of audit-related and permitted tax and other services, subject to certain dollar limits, to be performed during the next twelve months. All other non-audit services are required to be pre-approved by the Audit Committee on an engagement-by-engagement basis, subject to those exceptions that may be permitted by applicable law. The Audit Committee may delegate its authority to pre-approve services to one or more of its members, whose activities shall be reported to the Audit Committee at each regularly scheduled meeting. In accordance with this policy, the Audit Committee pre-approved all services to be performed by the Company’s independent registered public accounting firm in fiscal years 2024 and 2023.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Report of the Audit Committee

The Audit Committee assists the Board in its oversight of the Company’s financial statements and reporting process, audit process and internal controls. The Audit Committee operates under a written charter adopted by the Board, which describes this and the other responsibilities of the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and internal controls over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. Grant Thornton, the Company’s independent registered public accounting firm for fiscal year 2024, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles and internal controls over financial reporting. The Audit Committee has discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton its independence.

Based on the review and discussions referred to above, the Audit Committee (i) recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended February 1, 2025 for filing with the SEC, and (ii) appointed Grant Thornton as the Company’s independent registered public accounting firm for fiscal year 2025. This report is provided by the following directors, who constitute the Audit Committee:

Nancy A. Walsh (Chair)

Martha Bejar

Steven W. Sansom

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

PROPOSALS OF STOCKHOLDERS AND DIRECTOR NOMINATIONS FOR 2026 ANNUAL MEETING

Requirements for Proposals to be Considered for Inclusion in Proxy Materials. If you would like to present a proposal for possible inclusion in our proxy statement for our 2026 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, please send the proposal to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South Suite A, West Jordan, Utah 84088. To be eligible for inclusion in our proxy statement, proposals must be received by December 17, 2025 and must comply with Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2026 annual meeting of stockholders by more than 30 days from the anniversary of this year’s meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2026 annual meeting of stockholders.

Requirements for Proposals Not Intended for Inclusion in Proxy Materials and for Nomination of Director Candidates. Stockholders who wish to nominate persons for election to the Board of Directors at the 2026 annual meeting of stockholders or wish to present a proposal at the 2026 annual meeting of stockholders, but whose stockholder proposal will not be included in the proxy materials the Company distributes for such meeting, must deliver written notice of the nomination or proposal to the Company’s Secretary no earlier than the close of business on January 28, 2026 and no later than the close of business on February 27, 2026 (provided, however, that if the 2026 annual meeting of stockholders is more than 30 days before or more than 70 days after the anniversary of this year’s meeting, nominations and proposals must be received no earlier than the close of business on the 120th day prior to the date of the 2026 annual meeting of stockholders and no later than the close of business on the 90th day prior to the date of the 2026 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2026 annual meeting of stockholders is first made). The stockholder’s written notice must include certain information concerning the stockholder and each nominee as specified in Section 2.15 of our Bylaws. If a stockholder’s written notice is not received between the dates specified above and does not satisfy these additional informational requirements, the notice will not be considered properly submitted and will not be acted upon at the 2026 annual meeting of stockholders. A stockholder’s written notice should be sent to the attention of the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South Suite A, West Jordan, Utah 84088.

In addition, a stockholder who intends to solicit proxies in support of director nominees other than our nominees at the 2026 annual meeting of stockholders must provide written notice to the Company setting forth the information required by Rule 14a-19 under the Exchange Act. Such written notice must be provided in accordance with Rule 14a-19. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our Bylaws as described above.

OTHER MATTERS

The Board does not intend to bring any other business before the Annual Meeting, and so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the notice of the meeting. As to any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof, the proxyholders named in the proxies solicited by the Board will have the authority to vote all proxies received with respect to such matters in their discretion, and it is their intention to vote such proxies in accordance with the recommendation of the Board.

ANNUAL REPORT TO STOCKHOLDERS

Our 2024 Annual Report has been posted, and is available without charge, on our corporate website at investors.sportsmans.com. A copy of our 2024 Annual Report has been provided along with the proxy statement In addition, we will provide, without charge, a copy of our 2024 Annual Report (including the financial statements but excluding the exhibits thereto) to any stockholder of record or beneficial owner of our Common Stock. Requests can be made by writing to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South Suite A, West Jordan, Utah 84088.

DATED: West Jordan, Utah, April 16, 2025

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SPWH2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V68740-P31051 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

The Board of Directors recommends you vote FOR each of the following director nominees:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Steven R. Becker	☐	☐	☐
1b. Martha Bejar	☐	☐	☐
1c. Richard McBee	☐	☐	☐
1d. Steven W. Sansom	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: At their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. **This section must be completed for your Instructions to be executed.**

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

V68741-P31051

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.
Annual Meeting of Stockholders
May 28, 2025 8:00 a.m. Mountain Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mr. Paul Stone and Mr. Jeff White, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SPORTSMAN'S WAREHOUSE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM Mountain Time on May 28, 2025, virtually at www.virtualshareholdermeeting.com/SPWH2025, and any postponement or adjournment thereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve) and on such other matters as may properly come before said meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment thereof.

Continued and to be signed on reverse side